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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500

Date of fiscal year end:         December 31, 2012

Date of reporting period:       December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FUND

VALUE INVESTING SINCE 1984

ANNUAL REPORT

December 31, 2012

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

Schwartz Value Fund (the “Fund”) was up 5.44% for the year ended December 31, 2012, versus 16.42% for the benchmark, the Russell 1000 Index. Unlike 2011, when the Fund outperformed the benchmark by a wide margin, the investment climate in 2012 was tilted heavily in the favor of “risk-on” investing. It turned out to be a great year for risk assets. The year’s best performing securities appeared to be speculative, with the risky assets performing best (in bond land, junk bonds soared in price, as yield-starved fixed-income investors sought refuge in the highest yielding, lowest quality issues). In the stock market, we felt that the out-performers were the richly priced stocks and highly-leveraged lower-quality shares. For instance, in the technology sector, momentum favorites Amazon.com (130x P/E) and Salesforce.com (250x PE), rose 49% and 66%, respectively. In contrast, technology value stocks Microsoft Corporation (10x PE) and Cisco Systems, Inc. (9x), were laggards, rising only 6% and 12%, respectively. In the S&P 500, the two best performing industry sectors were financials and consumer cyclicals, where we had very little exposure. In that environment, our low-risk, value-oriented investment approach resulted in the Fund’s underperformance.

	Average Annual Total Returns for Periods Ended 12/31/12
	3 years	5 years	10 years
Schwartz Value Fund	7.62%	1.49%	6.85%
Russell 1000 Index	11.12%	1.92%	7.52%
S&P 500 Index	10.87%	1.66%	7.10%
Dow Jones Industrials Average	10.87%	2.62%	7.32%

Stocks that had the greatest positive impact on performance for the Fund during 2012 included Apple, Inc. (technology), Wal-Mart Stores, Inc. (retailing), Federated Investors, Inc. (asset management), Unico American Corporation (specialty insurance), and Ensco PLC (oil drilling). Stocks that detracted from performance in 2012 included Hewlett-Packard Company (technology), FLIR Systems, Inc. (thermal imaging systems), Dell, Inc. (technology), The Western Union Company (financial services), and Barrick Gold Corporation (resource exploration & mining).

Purchases made during the second half of the year included former holdings that sold off and once again became attractive on a valuation basis – Applied Materials, Inc. (semiconductor capital equipment), Avnet, Inc. (technology distribution), Rockwell Collins, Inc. (aerospace & defense), and Ross Stores, Inc. (retailing).

1

The energy sector remains a focus since we expect global demand growth to drive oil and gas prices higher over the next decade. If inflation becomes a problem, investments in the oil and gas sector represent real assets that should provide a store of value. New holdings include Chesapeake Energy Corporation, Devon Energy Corporation, and Helmerich & Payne, Inc.

Chesapeake Energy Corporation is the second-largest producer of natural gas and the 11th largest producer of oil and natural gas liquids in the U.S. Current management has assembled an impressive set of low-cost natural gas assets all in the U.S. When the stock declined over 50% from its 52 week high, it fell into our buying range. Devon Energy Corporation is a major North American oil and natural gas exploration and production company with operations in the U.S., Mexico, and Canada. The company’s strong cash flow and solid balance sheet helped the firm weather low natural gas prices. Recently the company used $8 billion in proceeds from international asset sales to repurchase shares and pay down debt, which should prove to be a wise allocation of capital. Helmerich & Payne, Inc. is an onshore and offshore contract oil & gas driller. Conservatively run, this company has a nearly uninterrupted history of rising sales and earnings. Despite fluctuating energy prices, through adept management, the company has consistently generated high margins, strong cash flows, and a high return on shareholder equity with very little debt leverage.

During the fourth quarter of 2012, we sold Dell, Inc. and reallocated the proceeds into Hewlett–Packard Company, which we believe has greater recovery potential. The portfolio remains defensively postured with 10% in cash equivalents, and the Fund’s equity holdings are modestly priced in relation to fundamentals, in our opinion. In addition, many of the larger positions are companies that have debt-free and cash-rich balance sheets. As value managers, we remain diligently focused on selecting what we believe are high-quality, undervalued securities for the Fund. We believe our value-oriented, time-tested investment philosophy will continue to prove rewarding for shareholders.

The year-end distribution of net investment income was $.2302 per share and was paid on December 28, 2012. The Fund ended the year with a net asset value of $23.31 per share.

As always, the confidence you have shown by your investment in the Fund is most appreciated!

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

SCHWARTZ VALUE FUND
PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Schwartz Value Fund and the Russell 1000 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-11 (as disclosed in May 1, 2012 prospectus)	1.41%*
Expense ratio for the year ended 12-31-12	1.41%

*	Includes Acquired Fund Fees and Expenses.

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

4

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
1984	11.1%	4.8%	-7.3%	-11.2%	-8.4%	6.1%
1985	21.7%	32.3%	31.1%	31.4%	20.7%	31.6%
1986	16.4%	17.9%	5.7%	7.4%	5.0%	18.7%
1987	-0.6%	2.9%	-8.8%	-5.3%	-10.6%	5.3%
1988	23.1%	17.3%	24.9%	15.4%	15.4%	16.8%
1989	8.3%	30.4%	16.2%	19.3%	11.2%	31.6%
1990	-5.3%	-4.2%	-19.5%	-17.8%	-24.3%	-3.2%
1991	32.0%	33.0%	46.1%	56.8%	27.2%	30.4%
1992	22.7%	8.9%	18.4%	15.5%	7.0%	7.6%
1993	20.5%	10.2%	18.9%	14.7%	10.7%	10.1%
1994	-6.8%	0.4%	-1.8%	-3.2%	-6.0%	1.3%
1995	16.9%	37.8%	28.4%	39.9%	19.3%	37.5%
1996	18.3%	22.5%	16.5%	22.7%	13.4%	22.9%
1997	28.0%	32.9%	22.4%	21.6%	21.1%	33.4%
1998	-10.4%	27.0%	-2.5%	39.6%	-3.8%	28.6%
1999	-2.5%	20.9%	21.3%	85.6%	-1.4%	21.0%
2000	9.3%	-7.8%	-3.0%	-39.3%	-8.7%	-9.1%
2001	28.1%	-12.5%	2.5%	-21.0%	-6.1%	-11.9%
2002	-14.9%	-21.7%	-20.5%	-31.5%	-28.6%	-22.1%
2003	39.3%	29.9%	47.3%	50.0%	37.4%	28.7%
2004	22.6%	11.4%	18.3%	8.6%	11.5%	10.9%
2005	3.8%	6.3%	4.6%	1.4%	2.0%	4.9%
2006	14.3%	15.5%	18.4%	9.5%	11.0%	15.8%
2007	-11.1%	5.8%	-1.6%	10.6%	-3.8%	5.5%
2008	-35.9%	-37.6%	-33.8%	-40.0%	-48.7%	-37.0%
2009	34.8%	28.4%	27.2%	45.3%	36.8%	26.5%
2010	12.0%	16.1%	26.9%	18.0%	20.5%	15.1%
2011	5.6%	1.5%	-4.2%	-0.8%	-11.4%	2.1%
2012	5.4%	16.4%	16.4%	17.5%	9.5%	16.0%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2012 (Unaudited)

	SCHWARTZ VALUE FUND(a)	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)	S&P 500 INDEX
3 Years	7.6%	11.1%	12.3%	11.2%	5.3%	10.9%
5 Years	1.5%	1.9%	3.6%	3.7%	-3.9%	1.7%
10 Years	6.9%	7.5%	9.7%	8.5%	3.2%	7.1%
29 Years	9.2%	10.4%	8.9%	8.6%	2.2%	10.4%

(a)
Schwartz Value Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Excluding dividends for the years ended 1984-2006. Effective 2007 the returns include dividends.

(c)	Excluding dividends.

5

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
182,700	Unico American Corporation	$2,230,767	7.3%
100,000	Western Union Company (The)	1,361,000	4.5%
10	Berkshire Hathaway, Inc. - Class A	1,340,600	4.4%
40,000	Microsoft Corporation	1,069,200	3.5%
15,000	Johnson & Johnson	1,051,500	3.4%
60,000	Ingram Micro, Inc. - Class A	1,015,200	3.3%
30,000	Oracle Corporation	999,600	3.3%
50,000	Cisco Systems, Inc.	982,500	3.2%
10,000	Exxon Mobil Corporation	865,500	2.8%
25,000	Rent-A-Center, Inc.	859,000	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	3.7%
Consumer Staples	8.5%
Energy	20.2%
Financials	20.5%
Health Care	9.4%
Industrials	0.9%
Information Technology	20.6%
Materials	1.0%
Exchange-Traded Funds	4.8%
Open-End Funds	0.1%
Cash Equivalents, Other Assets and Liabilities	10.3%
100.0%

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS — 84.8%	Shares	Market Value
Consumer Discretionary — 3.7%
Specialty Retail — 3.7%
Rent-A-Center, Inc.	25,000	$859,000
Ross Stores, Inc.	5,000	270,750
		1,129,750
Consumer Staples — 8.5%
Beverages — 2.2%
PepsiCo, Inc.	10,000	684,300

Food & Staples Retailing — 3.9%
Sysco Corporation	20,000	633,200
Wal-Mart Stores, Inc.	8,000	545,840
		1,179,040
Household Products — 2.4%
Clorox Company (The)	10,000	732,200

Energy — 20.2%
Energy Equipment & Services — 8.3%
Baker Hughes Incorporated	20,000	816,800
Ensco PLC - Class A	10,000	592,800
Helmerich & Payne, Inc.	10,000	560,100
Patterson-UTI Energy, Inc.	30,000	558,900
		2,528,600
Oil, Gas & Consumable Fuels — 11.9%
Chesapeake Energy Corporation	40,000	664,800
Cimarex Energy Company	9,000	519,570
Devon Energy Corporation	15,000	780,600
Exxon Mobil Corporation	10,000	865,500
Range Resources Corporation	5,000	314,150
Southwestern Energy Company *	15,000	501,150
		3,645,770
Financials — 20.5%
Capital Markets — 2.5%
Bank of New York Mellon Corporation (The)	30,000	771,000

Diversified Financial Services — 6.3%
H&R Block, Inc.	30,000	557,100
Western Union Company (The)	100,000	1,361,000
		1,918,100
Insurance — 11.7%
Berkshire Hathaway, Inc. - Class A *	10	1,340,600
Unico American Corporation	182,700	2,230,767
		3,571,367

7

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 84.8% (Continued)	Shares	Market Value
Health Care — 9.4%
Health Care Equipment & Supplies — 6.0%
Becton, Dickinson and Company	10,000	$781,900
C.R. Bard, Inc.	2,000	195,480
Covidien PLC	10,000	577,400
Stryker Corporation	5,000	274,100
		1,828,880
Pharmaceuticals — 3.4%
Johnson & Johnson	15,000	1,051,500

Industrials — 0.9%
Aerospace & Defense — 0.9%
Rockwell Collins, Inc.	5,000	290,850

Information Technology — 20.6%
Communications Equipment — 3.2%
Cisco Systems, Inc.	50,000	982,500

Computers & Peripherals — 3.7%
Apple, Inc.	500	266,515
Hewlett-Packard Company	60,000	855,000
		1,121,515
Electronic Equipment, Instruments & Components — 5.8%
Avnet, Inc. *	25,000	765,250
Ingram Micro, Inc. - Class A *	60,000	1,015,200
		1,780,450
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc.	30,000	343,200

Software — 6.8%
Microsoft Corporation	40,000	1,069,200
Oracle Corporation	30,000	999,600
		2,068,800
Materials — 1.0%
Metals & Mining — 1.0%
Barrick Gold Corporation	5,000	175,050
Newmont Mining Corporation	2,500	116,100
		291,150

Total Common Stocks (Cost $22,246,806)		$25,918,972

8

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 4.8%	Shares	Market Value
iShares Gold Trust *	40,000	$650,800
SPDR Gold Trust *	5,100	826,251
Total Exchange-Traded Funds (Cost $1,195,809)		$1,477,051

OPEN-END FUNDS — 0.1%	Shares	Market Value
Sequoia Fund * (Cost $8,079)	62	$10,414

MONEY MARKET FUNDS — 10.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,421,546	$1,421,546
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,369,739	1,369,739
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	425,596	425,596
Total Money Market Funds (Cost $3,216,881)		$3,216,881

Total Investments at Market Value — 100.2% (Cost $26,667,575)		$30,623,318

Liabilities in Excess of Other Assets — (0.2%)		(50,010)

Net Assets — 100.0%		$30,573,308

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investments, at market value (cost of $26,667,575) (Note 1)	$30,623,318
Receivable for capital shares sold	100
Dividends receivable	25,887
Other assets	14,952
TOTAL ASSETS	30,664,257

LIABILITIES
Payable for capital shares redeemed	60
Payable to Adviser (Note 2)	73,740
Payable to administrator (Note 2)	4,000
Other accrued expenses	13,149
TOTAL LIABILITIES	90,949

NET ASSETS	$30,573,308

NET ASSETS CONSIST OF:
Paid-in capital	$28,300,703
Accumulated net realized losses from security transactions	(1,683,138)
Net unrealized appreciation on investments	3,955,743
NET ASSETS	$30,573,308

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,311,837

Net asset value, offering price and redemption price per share (Note 1)	$23.31

See notes to financial statements.

10

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (Net of foreign tax of $2,175)	$768,937

EXPENSES
Investment advisory fees (Note 2)	316,337
Administration, accounting and transfer agent fees (Note 2)	50,978
Trustees’ fees and expenses	25,493
Legal and audit fees	24,062
Registration and filing fees	23,915
Custodian and bank service fees	6,265
Postage and supplies	4,589
Printing of shareholder reports	3,535
Insurance expense	2,085
Compliance service fees and expenses (Note 2)	1,718
Other expenses	10,491
TOTAL EXPENSES	469,468

NET INVESTMENT INCOME	299,469

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	3,514,629
Net change in unrealized appreciation/depreciation on investments	(1,855,780)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,658,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,958,318

See notes to financial statements.

11

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$299,469	$109,343
Net realized gains from security transactions	3,514,629	1,827,612
Net change in unrealized appreciation/ depreciation on investments	(1,855,780)	(113,226)
Net increase in net assets resulting from operations	1,958,318	1,823,729

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(299,646)	(109,234)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,707,312	5,282,893
Reinvestment of distributions to shareholders	240,632	88,107
Payments for shares redeemed	(9,687,083)	(5,592,853)
Net decrease in net assets from capital share transactions	(7,739,139)	(221,853)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,080,467)	1,492,642

NET ASSETS
Beginning of year	36,653,775	35,161,133
End of year	$30,573,308	$36,653,775

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$125

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	73,436	236,368
Shares issued in reinvestment of distributions to shareholders	10,490	3,942
Shares redeemed	(413,867)	(256,204)
Net decrease in shares outstanding	(329,941)	(15,894)
Shares outstanding, beginning of year	1,641,778	1,657,672
Shares outstanding, end of year	1,311,837	1,641,778

See notes to financial statements.

12

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008
Net asset value at beginning of year	$22.33	$21.21	$19.04	$14.12		$22.15

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.07	0.11	(0.01)		0.07
Net realized and unrealized gains (losses) on investments	0.98	1.12	2.17	4.93		(8.03)
Total from investment operations	1.21	1.19	2.28	4.92		(7.96)

Less distributions:
From net investment income	(0.23)	(0.07)	(0.11)	—		(0.07)
From net realized gains on investments	—	—	—	—		(0.00	)(a)
Total distributions	(0.23)	(0.07)	(0.11)	—		(0.07)

Net asset value at end of year	$23.31	$22.33	$21.21	$19.04		$14.12

Total return (b)	5.4%	5.6%	12.0%	34.8%		(35.9%	)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$30,573	$36,654	$35,161	$34,369		$27,490

Ratio of expenses to average net assets	1.41%	1.38%	1.43%	1.55%		1.43%

Ratio of net investment income (loss) to average net assets	0.90%	0.32%	0.52%	(0.07%	)	0.33%

Portfolio turnover rate	62%	75%	69%	73%		150%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 – quoted prices in active markets for identical securities

•   Level 2 – other significant observable inputs

•   Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,918,972	$—	$—	$25,918,972
Exchange-Traded Funds	1,477,051	—	—	1,477,051
Open-End Funds	10,414	—	—	10,414
Money Market Funds	3,216,881	—	—	3,216,881
Total	$30,623,318	$—	$—	$30,623,318

Refer to the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by industry type. As of December 31, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 2 or 3 securities held by the Fund as of December 31, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2012:

Federal income tax cost	$26,667,831
Gross unrealized appreciation	$4,595,649
Gross unrealized depreciation	(640,162)
Net unrealized appreciation	3,955,487
Capital loss carryforwards	(1,682,882)
Accumulated earnings	$2,272,605

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2012, the Fund had short-term capital loss carryforwards for federal income tax purposes of $1,682,882, which expire on December 31, 2017. These capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 31, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to capital losses incurred in pre-enactment taxable years. As a result of this ordering rule, there may be a greater likelihood that all or a portion of the Fund’s capital loss carryforwards could expire without being utilized. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. During the year ended December 31, 2012, the Fund utilized $3,514,629 of pre-enactment capital loss carryforwards to offset current year realized gains.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 through December 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

For the year ended December 31, 2012, the Fund reclassified $52 of distributions in excess of net investment income against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent difference between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2012 and 2011 was as follows:

Years Ended	Ordinary Income	Total Distributions
December 31, 2012	$299,646	$299,646
December 31, 2011	$109,234	$109,234

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Fund may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines. There were no outstanding repurchase agreements as of December 31, 2012.

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

17

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.	Investment Transactions

During the year ended December 31, 2012, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $19,436,656 and $29,250,504, respectively.

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Schwartz Value Fund (the “Fund”), a series of Schwartz Investment Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 16, 2013

19

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	1932	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1947	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	1951	Vice President and Secretary	Since 1993
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	3707 W. Maple Road, Bloomfield Hills, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth on the following page:

20

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

21

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2012) and held until the end of the period (December 31, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,034.90	$7.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.90	$7.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.44% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

23

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Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle
Suite 101
Ave Maria, FL 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareholder of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

Many shareholders have asked if our investment strategies have changed in view of the election results of 2012. The answer is no. Although pro-growth capitalists like us were disappointed on November 6th, life goes on. Importantly, the economy and corporate profits are continuing to grow, albeit more slowly than they might have under a new administration. So despite excessive regulations which restrain profit margins and growth, earnings are progressing modestly. Other signs of hope include jobs growing again and the housing industry bottoming out after enduring depression-like conditions over the past four years. It remains to be seen whether higher tax rates on upper income earners will actually result in more revenues flowing into the Treasury. We’ll see. Since no reduction in government spending is currently planned, the national debt (currently $16+ trillion) will continue to expand.

A recession in 2013 will probably be avoided, but growth will be modest. Accordingly, the Ave Maria Mutual Funds have been positioned in a defensive manner. In our view, the portfolios are concentrated in exceptionally high quality businesses, which are less sensitive to the economic cycles than the average corporation. These companies are more in control of their own destiny than most. They tend to have proprietary products and services, which gives them pricing power and an enduring competitive advantage. In addition, their share prices are undervalued in relation to fundamentals, in our opinion.

These are difficult times for fiscal conservatives, and especially so for those of us who are also pro-life and pro-family conservatives. Notwithstanding, our staff of investment professionals will soldier on, pursuing opportunities which meet each of the Ave Maria Mutual Fund’s investment objectives in a morally responsible way. Overall, we’re optimistic about the prospects for the Ave Maria Mutual Funds. 2013 will not be a year for elevated expectations, but in our judgment, shareholders will experience relatively good results.

Respectfully,

George P. Schwartz, CFA
Chairman & President

February 15, 2012

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	1
Performance	3
Annual Total Rates of Return Comparison with Major Indices	4
Ten Largest Equity Holdings	5
Asset Allocation	5
Schedule of Investments	6

Ave Maria Growth Fund:
Portfolio Manager Commentary	10
Performance	13
Annual Total Rates of Return Comparison with Major Indices	14
Ten Largest Equity Holdings	15
Asset Allocation	15
Schedule of Investments	16

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	19
Performance	21
Annual Total Rates of Return Comparison with Major Indices	22
Ten Largest Equity Holdings	23
Asset Allocation	23
Schedule of Investments	24

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32

Ave Maria World Equity Fund:
Portfolio Manager Commentary	36
Performance	38
Annual Total Rates of Return Comparison with Major Indices	39
Ten Largest Equity Holdings	40
Asset Allocation	40
Schedule of Investments	41

Ave Maria Bond Fund:
Portfolio Manager Commentary	45
Performance	46
Annual Total Rates of Return Comparison with Major Indices	47
Ten Largest Holdings	48
Asset Allocation	48
Schedule of Investments	49

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	54

Statements of Operations	56

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	58
Ave Maria Growth Fund	59
Ave Maria Rising Dividend Fund	60
Ave Maria Opportunity Fund	61
Ave Maria World Equity Fund	62
Ave Maria Bond Fund	63

Financial Highlights:
Ave Maria Catholic Values Fund	64
Ave Maria Growth Fund	65
Ave Maria Rising Dividend Fund	66
Ave Maria Opportunity Fund	67
Ave Maria World Equity Fund	68
Ave Maria Bond Fund	69

Notes to Financial Statements	70

Report of Independent Registered Public Accounting Firm	81

Board of Trustees and Executive Officers	82

Catholic Advisory Board	84

About Your Funds’ Expenses	85

Federal Tax Information	88

Other Information	89

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund (the “Fund”) had a 13.34% return for 2012 compared to 16.00% for the S&P 500 Index and 17.88% for the S&P 400 MidCap Index. Since inception on May 1, 2001, the Fund’s return verses its benchmarks is:

	5-01-01 through 12-31-12 Total Returns
	Annualized	Cumulative
Ave Maria Catholic Values Fund (AVEMX)	6.56%	109.97%
S&P 500 Index	3.02%	41.56%
S&P 400 MidCap Index	7.46%	131.59%

Industry wide, equity mutual funds experienced net outflows for the fourth consecutive year, so the stock market’s mid-teen return in 2012 probably came as a surprise to those who fled to the safety of cash, bonds and gold in response to the daily barrage of negative economic and political news reports. Perhaps the market responded to what didn’t happen: the Euro zone did not melt down, China’s economy did not experience a hard landing, Israel did not attack Iran, all while the U.S. economy did not slip into recession and did not tumble over the “fiscal cliff.” None of these areas of concern have been put to rest, but there is evidence of forward progress on most of them. European stock and bond markets have rebounded from their debt crisis lows of last fall, even though Europe remains in recession. China’s economic growth has stabilized under new leadership, and the U.S. economy is proving more resilient than many feared. Real GDP is plodding along at about 2% and unemployment is slowly receding.

At long last, the housing market appears to be recovering from an unsustainably low level, and the Fund benefited from its investments in PulteGroup, Inc and Ryland Group, Inc., two of the country’s leading homebuilders. Lowe’s Companies, Inc. (home improvement retailer) was also one of the Fund’s biggest gainers. As consumer spending recovered, Chico’s FAS, Inc. (women’s apparel retailer) and Thor Industries, Inc. (RV manufacturing) contributed to positive performance. Accenture PLC was the Fund’s best-performing technology stock. Phillips 66 was a bright spot in the energy group.

Negatively affecting performance last year were technology companies, Hewlett-Packard Company and ADTRAN, Inc. A string of poor acquisitions and slowing PC and printer sales made Hewlett-Packard the worst performing stock in the Fund last year. DeVry, Inc. (education) also performed poorly due to declining enrollments and margin pressure, as increasing government

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

regulations and heavy student debt burdens hurt the for-profit education industry. We believe both Hewlett-Packard and DeVry are currently undervalued stocks with a lot of recovery potential.

In the second half of 2012, the Fund eliminated six stocks from the portfolio. The Hanover Insurance Group, Inc. and Meadowbrook Insurance Group, Inc. both had trouble executing on their business plans. ADTRAN, Inc. (telecommunications equipment) saw its revenue outlook dimmed, as major telecom companies pared capital spending. Increasing competitive pressures in the food distribution industry reduced the attractiveness of Sysco Corporation. Mettler-Toledo International, Inc. (technical instruments) and HPC, Inc. (health care REIT) were sold as they reached our estimate of intrinsic value. During this time, the Fund established new positions in Joy Global, Inc., a manufacturer of specialty mining equipment, PNC Financial Services Group, Inc. (banking), Covidien PLC (health care products) and GNC Holdings, Inc. (health supplements retailer). All of these companies comply with the Ave Maria Mutual Funds’ moral screens.

Thank you for being a shareowner.

Sincerely,

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-11 (as disclosed in May 1, 2012 prospectus)	1.52%*
Expense ratio for the year ended 12-31-12	1.48%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
2001(a)	5.3%	-8.5%	-0.5%	5.0%	-10.1%	-7.3%
2002	-9.8%	-22.1%	-14.5%	-14.6%	-31.5%	-28.6%
2003	35.6%	28.7%	35.6%	38.8%	50.0%	37.4%
2004	20.1%	10.9%	16.5%	22.7%	8.6%	11.5%
2005	5.8%	4.9%	12.6%	7.7%	1.4%	2.0%
2006	14.2%	15.8%	10.3%	15.1%	9.5%	11.0%
2007	-4.0%	5.5%	8.0%	-0.3%	10.6%	-3.8%
2008	-36.8%	-37.0%	-36.2%	-31.1%	-40.0%	-48.7%
2009	37.6%	26.5%	37.4%	25.6%	45.3%	36.8%
2010	20.5%	15.1%	26.7%	26.3%	18.0%	20.5%
2011	-1.3%	2.1%	-1.7%	1.0%	-0.8%	-11.4%
2012	13.3%	16.0%	17.9%	16.3%	17.5%	9.5%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2012 (Unaudited)

	AVE MARIA CATHOLIC VALUES FUND	S&P 500 INDEX	S&P 400 MIDCAP INDEX	S&P 600 SMALLCAP INDEX	NASDAQ COMPOSITE(b)	VALUE LINE COMPOSITE(c)
3 Years	10.5%	10.9%	13.6%	14.1%	11.2%	5.3%
5 Years	3.2%	1.7%	5.2%	5.1%	3.7%	-3.9%
10 Years	8.3%	7.1%	10.5%	10.5%	8.5%	3.2%
Since Inception (d)	6.6%	3.0%	7.5%	7.9%	2.9%	-0.9%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)	Excluding dividends for the years ended 2001-2006. Effective 2007 the returns include dividends.

(c)	Excluding dividends.

(d)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2012.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
130,000	Stryker Corporation	$7,126,600	3.7%
190,000	Lowe's Companies, Inc.	6,748,800	3.5%
100,000	Accenture PLC - Class A	6,650,000	3.5%
350,000	Chico's FAS, Inc.	6,461,000	3.4%
70,000	United Technologies Corporation	5,740,700	3.0%
90,000	Range Resources Corporation	5,654,700	3.0%
400,000	Western Union Company (The)	5,444,000	2.8%
150,000	Halliburton Company	5,203,500	2.7%
150,000	GNC Holdings, Inc. - Class A	4,992,000	2.6%
30,000	SPDR Gold Trust	4,860,300	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	20.7%
Energy	14.4%
Financials	18.2%
Health Care	12.5%
Industrials	12.2%
Information Technology	9.4%
Materials	2.0%
Exchange-Traded Funds	4.9%
Cash Equivalents, Other Assets and Liabilities	5.7%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS — 89.4%	Shares	Market Value
Consumer Discretionary — 20.7%
Auto Components — 2.0%
Gentex Corporation	200,000	$3,764,000

Automobiles — 1.0%
Thor Industries, Inc.	50,000	1,871,500

Diversified Consumer Services — 0.6%
DeVry, Inc.	50,000	1,186,500

Household Durables — 3.6%
PulteGroup, Inc. *	225,000	4,086,000
Ryland Group, Inc. (The)	75,000	2,737,500
		6,823,500
Specialty Retail — 10.6%
Advance Auto Parts, Inc.	30,000	2,170,500
Chico's FAS, Inc.	350,000	6,461,000
GNC Holdings, Inc. - Class A	150,000	4,992,000
Lowe's Companies, Inc.	190,000	6,748,800
		20,372,300
Textiles, Apparel & Luxury Goods — 2.9%
Coach, Inc.	60,000	3,330,600
VF Corporation	15,000	2,264,550
		5,595,150
Energy — 14.4%
Energy Equipment & Services — 3.5%
Halliburton Company	150,000	5,203,500
Tidewater, Inc.	35,000	1,563,800
		6,767,300
Oil, Gas & Consumable Fuels — 10.9%
Chesapeake Energy Corporation	100,000	1,662,000
Devon Energy Corporation	65,000	3,382,600
Exxon Mobil Corporation	50,000	4,327,500
Phillips 66	70,000	3,717,000
Range Resources Corporation	90,000	5,654,700
Southwestern Energy Company *	60,000	2,004,600
		20,748,400
Financials — 18.2%
Capital Markets — 3.9%
Bank of New York Mellon Corporation (The)	175,000	4,497,500
Federated Investors, Inc. - Class B	150,000	3,034,500
		7,532,000
Commercial Banks — 3.1%
PNC Financial Services Group, Inc.	55,000	3,207,050

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.4% (Continued)	Shares	Market Value
Financials — 18.2% (Continued)
Commercial Banks — 3.1% (Continued)
U.S. Bancorp	85,000	$2,714,900
		5,921,950
Diversified Financial Services — 4.4%
MasterCard, Inc. - Class A	6,000	2,947,680
Western Union Company (The)	400,000	5,444,000
		8,391,680
Insurance — 5.5%
Alleghany Corporation *	12,000	4,025,040
Reinsurance Group of America, Inc.	55,000	2,943,600
Unico American Corporation	282,945	3,454,759
		10,423,399
Real Estate Management & Development — 1.3%
Kennedy-Wilson Holdings, Inc.	175,000	2,446,500

Health Care — 12.5%
Health Care Equipment & Supplies — 7.1%
Covidien PLC	45,000	2,598,300
Stryker Corporation	130,000	7,126,600
Varian Medical Systems, Inc. *	55,000	3,863,200
		13,588,100
Health Care Providers & Services — 2.2%
Patterson Companies, Inc.	125,000	4,278,750

Life Sciences Tools & Services — 1.1%
Waters Corporation *	25,000	2,178,000

Pharmaceuticals — 2.1%
Abbott Laboratories	60,000	3,930,000

Industrials — 12.2%
Aerospace & Defense — 4.3%
General Dynamics Corporation	35,000	2,424,450
United Technologies Corporation	70,000	5,740,700
		8,165,150
Commercial Services & Supplies — 1.5%
Genuine Parts Company	45,000	2,861,100

Construction & Engineering — 1.9%
Foster Wheeler AG *	150,000	3,648,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.4% (Continued)	Shares	Market Value
Industrials — 12.2% (Continued)
Electrical Equipment — 2.0%
General Cable Corporation *	125,000	$3,801,250

Machinery — 2.5%
Caterpillar, Inc.	25,000	2,239,500
Joy Global, Inc.	40,000	2,551,200
		4,790,700
Information Technology — 9.4%
Computers & Peripherals — 1.1%
Hewlett-Packard Company	150,000	2,137,500

IT Services — 7.1%
Accenture PLC - Class A	100,000	6,650,000
International Business Machines Corporation	20,000	3,831,000
Teradata Corporation *	50,000	3,094,500
		13,575,500
Office Electronics — 1.2%
Zebra Technologies Corporation - Class A *	55,000	2,160,400

Materials — 2.0%
Chemicals — 2.0%
FMC Corporation	65,000	3,803,800

Total Common Stocks (Cost $130,654,728)		$170,762,429

EXCHANGE-TRADED FUNDS — 4.9%	Shares	Market Value
iShares Gold Trust *	275,000	$4,474,250
SPDR Gold Trust *	30,000	4,860,300
Total Exchange-Traded Funds (Cost $8,598,220)		$9,334,550

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 5.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	9,118,387	$9,118,387
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	2,043,200	2,043,200
Total Money Market Funds (Cost $11,161,587)		$11,161,587

Total Investments at Market Value — 100.1% (Cost $150,414,535)		$191,258,566

Liabilities in Excess of Other Assets — (0.1%)		(158,684)

Net Assets — 100.0%		$191,099,882

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

For the year ended December 31, 2012, the Ave Maria Growth Fund (the “Fund”) had a total return of 14.71% compared with 16.00% for the S&P 500 Index. For the three years ended December 31, 2012, the Fund’s total return was 13.40% annualized compared with 10.87% annualized for the S&P 500 Index. For the five years ended 2012, the Fund’s total return was 4.59% annualized compared with 1.66% annualized for the S&P 500 Index. Since inception (May 1, 2003), the Fund’s total return was 9.63%, annualized compared with 6.84% annualized for the S&P 500 Index.

The top five performing issues in the Ave Maria Growth Fund for 2012 were:

Gilead Sciences, Inc. – (Biotechnology)	+79.4%
Flowserve Corporation – (Industrial Machinery)	+54.3%
Polaris Industries, Inc. – (All-terrain Vehicles, Snowmobiles, Motorcycles)	+53.5%
Toro Company – (Construction & Farm Machinery & Heavy Trucks)	+44.0%
Amphenol Corporation – (Electronic Components)	+42.3%

The bottom five performing issues were:

Hewlett-Packard Company – (Computer Products Including Printers, Servers & PCs)	-43.0%
Herbalife Ltd. – (Personal Products)	-25.2%
Intel Corporation – (Semiconductors)	-18.1%
Occidental Petroleum Corporation – (Integrated Oil & Gas)	-15.6%
Expeditors International of Washington, Inc. – (Air Freight & Logistics)	-9.1%

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

The Fund is managed as a diversified investment company. The current sector diversification of the Fund versus the S&P 500 Index is as follows:

Economic Sector	Fund	S&P
Consumer Staples	8.3%	10.7%
Consumer Discretionary	11.3	11.5
Financials	4.3	15.6
Utilities	0.0	3.4
Telecommunication Services	0.0	3.1
Energy	2.9	11.0
Materials	3.4	3.6
Industrials	28.4	10.1
Information Technology	14.6	19.0
Health Care	14.3	12.0

As of December 31, 2012 the Ave Maria Growth Fund received a Lipper Scorecard* rating of 5 (its highest) for each of the following categories: Total Return, Consistent Return and Preservation. Lipper is an organization that measures mutual fund performance and publishes the Lipper Leader Scorecard.

In addition, the Fund received a 5-star Overall rating from Morningstar (its highest rating) for the period ended December 31, 2012**.

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

* Past performance does not guarantee future results. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers as of 12-31-12. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers as of 12-31-12. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class, as of 12-31-12. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return, and Preservation metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leader or a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. With respect to other time periods the fund received the following scores in its respective peer groups; for Total Return (Multi-Cap Growth Funds Category), 3 years Lipper Leader among 466 funds and 5 years Lipper Leader among 387 funds, for Consistent Return (Equity Income Funds Category), Lipper Leader among 463 funds and 5 years 4 among 384 funds, for Preservation (Equity Funds Category), 3 years 4 among 10,257 funds and 5 years Lipper Leader among 8,576 funds.

** Past performance does not guarantee future results. All rating information is as of 12/31/12 -For the Overall period, the Ave Maria Growth Fund was rated five stars among 671 Mid-Cap Growth Funds. With respect to other periods, the Fund was rated 4 stars among 671 funds for the 3-year period and 5 stars among 591 funds for the five-year period. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2013, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2012.

Expense ratio as of 12-31-11 (as disclosed in May 1, 2012 prospectus)	1.50%*
Expense ratio for the year ended 12-31-12	1.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003(a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2012 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	13.4%	10.9%
5 Years	4.6%	1.7%
Since Inception (b)	9.6%	6.8%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2012.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
140,400	Gilead Sciences, Inc.	$10,312,380	5.2%
119,000	Polaris Industries, Inc.	10,013,850	5.0%
194,000	Toro Company (The)	8,338,120	4.2%
122,200	McCormick & Company, Inc.	7,763,366	3.9%
138,000	Ross Stores, Inc.	7,472,700	3.8%
192,600	AMETEK, Inc.	7,235,982	3.6%
111,700	Amphenol Corporation - Class A	7,226,990	3.6%
107,000	Accenture PLC - Class A	7,115,500	3.6%
70,900	C.R. Bard, Inc.	6,929,766	3.5%
13,800	MasterCard, Inc. - Class A	6,779,664	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	11.3%
Consumer Staples	8.3%
Energy	2.9%
Financials	4.3%
Health Care	14.3%
Industrials	28.4%
Information Technology	14.6%
Materials	3.4%
Exchange-Traded Funds	4.7%
Cash Equivalents, Other Assets and Liabilities	7.8%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS — 87.5%	Shares	Market Value
Consumer Discretionary — 11.3%
Leisure Equipment & Products — 5.0%
Polaris Industries, Inc.	119,000	$10,013,850

Specialty Retail — 3.8%
Ross Stores, Inc.	138,000	7,472,700

Textiles, Apparel & Luxury Goods — 2.5%
Coach, Inc.	90,800	5,040,308

Consumer Staples — 8.3%
Food Products — 5.7%
Kellogg Company	64,500	3,602,325
McCormick & Company, Inc.	122,200	7,763,366
		11,365,691
Household Products — 2.6%
Clorox Company (The)	71,600	5,242,552

Energy — 2.9%
Oil, Gas & Consumable Fuels — 2.9%
Exxon Mobil Corporation	22,400	1,938,720
Occidental Petroleum Corporation	50,300	3,853,483
		5,792,203
Financials — 4.3%
Capital Markets — 0.9%
SEI Investments Company	74,800	1,745,832

Diversified Financial Services — 3.4%
MasterCard, Inc. - Class A	13,800	6,779,664

Health Care — 14.3%
Biotechnology — 5.2%
Gilead Sciences, Inc. *	140,400	10,312,380

Health Care Equipment & Supplies — 7.5%
C.R. Bard, Inc.	70,900	6,929,766
Stryker Corporation	55,500	3,042,510
Varian Medical Systems, Inc. *	70,700	4,965,968
		14,938,244
Life Sciences Tools & Services — 1.6%
Mettler-Toledo International, Inc. *	16,000	3,092,800

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 87.5% (Continued)	Shares	Market Value
Industrials — 28.4%
Aerospace & Defense — 3.4%
General Dynamics Corporation	55,700	$3,858,339
Precision Castparts Corporation	15,500	2,936,010
		6,794,349
Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	24,200	957,110

Commercial Services & Supplies — 6.7%
Copart, Inc. *	227,600	6,714,200
Rollins, Inc.	298,250	6,573,430
		13,287,630
Electrical Equipment — 3.6%
AMETEK, Inc.	192,600	7,235,982

Industrial Conglomerates — 2.9%
Danaher Corporation	101,500	5,673,850

Machinery — 11.3%
Donaldson Company, Inc.	122,800	4,032,752
Flowserve Corporation	26,000	3,816,800
Graco, Inc.	122,800	6,322,972
Toro Company (The)	194,000	8,338,120
		22,510,644
Information Technology — 14.6%
Electronic Equipment, Instruments & Components — 3.6%
Amphenol Corporation - Class A	111,700	7,226,990

IT Services — 8.7%
Accenture PLC - Class A	107,000	7,115,500
Cognizant Technology Solutions Corporation - Class A *	90,700	6,716,335
International Business Machines Corporation	17,800	3,409,590
		17,241,425
Semiconductors & Semiconductor Equipment — 2.3%
Altera Corporation	130,900	4,508,196

Materials — 3.4%
Chemicals — 3.4%
NewMarket Corporation	25,700	6,738,540

Total Common Stocks (Cost $109,543,501)		$173,970,940

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 4.7%	Shares	Market Value
iShares Gold Trust *	285,500	$4,645,085
SPDR Gold Trust *	28,700	4,649,687
Total Exchange-Traded Funds (Cost $9,784,723)		$9,294,772

MONEY MARKET FUNDS — 8.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	9,316,930	$9,316,930
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	6,522,038	6,522,038
Total Money Market Funds (Cost $15,838,968)		$15,838,968

Total Investments at Market Value — 100.2% (Cost $135,167,192)		$199,104,680

Liabilities in Excess of Other Assets — (0.2%)		(343,266)

Net Assets — 100.0%		$198,761,414

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders:

In our letter to you last year, we quoted Brian Rogers of T. Rowe Price as saying, “the world doesn’t end often.” In spite of the Mayan prediction, the world did survive, even with:

•	the ups and downs of global economies
•	the acrimonious election campaigning
•	the disappointing results of the election for many investors
•	continuing economic turmoil in Europe
•	instability in the Middle East
•	slow economic growth and high unemployment at home
•	the fiscal cliff, and
•	the debt ceiling debate

Whew! In terms of equity returns, it was actually a good year, with the Ave Maria Rising Dividend Fund (the “Fund”) generating a total return of 13.89%, compared to 16.00% for the S&P 500 Index, the Fund’s benchmark index.

Among stocks which added positively to performance, Phillips 66 (energy), Lowe’s Companies, Inc. (home improvement retailer) and Illinois Tool Works, Inc. (diversified manufacturer) were particularly noteworthy. Hewlett-Packard Company (personal computers and printing), DeVry, Inc. (for profit education) and Norfolk Southern Corporation (rail transport) generated the largest negative performance.

The vast majority of the companies held in the portfolio at year end 2012 increased their dividend during the year. As the name of the Fund suggests, we are quite interested in dividends - current and especially future. Ironically, this focus on the prospects for future dividends means that we most especially concern ourselves with what management does with the earnings retained in the business. We are interested in companies with management teams that invest retained earnings in high return activities. That allows them to pay future dividends at a rising rate.

These companies tend to do a very good job with retained earnings. They tend to be run by ethical and talented managers who take a long-term view of their business and the investment process. The nature of their businesses is also significant. These businesses generally have a “moat” – a barrier to competitors. The moat is significant because it allows companies to earn above average returns. The presence of moats is reflected in a growing stream of free cash flow, high profit margins and above average returns on capital. The companies are also well capitalized, giving them a sound base from which to build. This allows them to grow and ride out unpleasant economic periods in

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

a stable manner. Importantly, the managements of these companies recognize their responsibilities to their shareholders, and they come to work every day with the goal of adding value for owners.

We believe the companies represented in the portfolio will continue to prosper, grow and increase their dividends.

We appreciate your investment in the Ave Maria Rising Dividend Fund and take very seriously the trust you have placed in us.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-portfolio Manager	Co-portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2012.

Expense ratio as of 12-31-11 (as disclosed in May 1, 2012 prospectus)	1.03%*
Expense ratio for the year ended 12-31-12	0.99%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005(a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2012 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	12.0%	10.9%
5 Years	6.3%	1.7%
Since Inception (b)	7.2%	4.9%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2012.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
165,000	Dover Corporation	$10,842,150	3.6%
400,000	Bank of New York Mellon Corporation (The)	10,280,000	3.4%
115,000	Exxon Mobil Corporation	9,953,250	3.3%
275,000	Lowe's Companies, Inc.	9,768,000	3.2%
160,000	PNC Financial Services Group, Inc.	9,329,600	3.1%
175,000	Emerson Electric Company	9,268,000	3.1%
150,000	Illinois Tool Works, Inc.	9,121,500	3.0%
160,000	Kellogg Company	8,936,000	2.9%
235,000	Hasbro, Inc.	8,436,500	2.8%
90,000	3M Company	8,356,500	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	15.9%
Consumer Staples	10.2%
Energy	11.7%
Financials	9.9%
Health Care	7.7%
Industrials	26.6%
Information Technology	4.4%
Materials	3.3%
Exchange-Traded Funds	5.0%
Cash Equivalents, Other Assets and Liabilities	5.3%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS — 89.7%	Shares	Market Value
Consumer Discretionary — 15.9%
Auto Components — 4.4%
Gentex Corporation	345,000	$6,492,900
Johnson Controls, Inc.	230,000	7,061,000
		13,553,900
Diversified Consumer Services — 1.9%
DeVry, Inc.	240,000	5,695,200

Leisure Equipment & Products — 2.8%
Hasbro, Inc.	235,000	8,436,500

Specialty Retail — 6.2%
Cato Corporation (The) - Class A	94,099	2,581,136
Lowe's Companies, Inc.	275,000	9,768,000
Ross Stores, Inc.	120,000	6,498,000
		18,847,136
Textiles, Apparel & Luxury Goods — 0.6%
Wolverine World Wide, Inc.	45,000	1,844,100

Consumer Staples — 10.2%
Food & Staples Retailing — 2.7%
Sysco Corporation	260,000	8,231,600

Food Products — 4.0%
Hormel Foods Corporation	100,000	3,121,000
Kellogg Company	160,000	8,936,000
		12,057,000
Household Products — 3.5%
Clorox Company (The)	75,000	5,491,500
Colgate-Palmolive Company	50,000	5,227,000
		10,718,500
Energy — 11.7%
Energy Equipment & Services — 4.5%
Halliburton Company	210,000	7,284,900
Schlumberger Limited	95,000	6,582,550
		13,867,450
Oil, Gas & Consumable Fuels — 7.2%
ConocoPhillips	90,000	5,219,100
Exxon Mobil Corporation	115,000	9,953,250
Phillips 66	125,000	6,637,500
		21,809,850
Financials — 9.9%
Capital Markets — 3.4%
Bank of New York Mellon Corporation (The)	400,000	10,280,000

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.7% (Continued)	Shares	Market Value
Financials — 9.9% (Continued)
Commercial Banks — 4.8%
BB&T Corporation	150,000	$4,366,500
PNC Financial Services Group, Inc.	160,000	9,329,600
U.S. Bancorp	30,000	958,200
		14,654,300
Insurance — 1.7%
HCC Insurance Holdings, Inc.	140,000	5,209,400

Health Care — 7.7%
Health Care Equipment & Supplies — 5.2%
Medtronic, Inc.	185,000	7,588,700
Stryker Corporation	150,000	8,223,000
		15,811,700
Pharmaceuticals — 2.5%
Abbott Laboratories	115,000	7,532,500

Industrials — 26.6%
Aerospace & Defense — 4.2%
General Dynamics Corporation	90,000	6,234,300
United Technologies Corporation	80,000	6,560,800
		12,795,100
Air Freight & Logistics — 2.7%
United Parcel Service, Inc. - Class B	110,000	8,110,300

Commercial Services & Supplies — 2.2%
Republic Services, Inc.	230,000	6,745,900

Electrical Equipment — 3.1%
Emerson Electric Company	175,000	9,268,000

Industrial Conglomerates — 2.8%
3M Company	90,000	8,356,500

Machinery — 9.0%
Dover Corporation	165,000	10,842,150
Illinois Tool Works, Inc.	150,000	9,121,500
PACCAR, Inc.	165,000	7,459,650
		27,423,300
Road & Rail — 2.6%
Norfolk Southern Corporation	130,000	8,039,200

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.7% (Continued)	Shares	Market Value
Information Technology — 4.4%
IT Services — 2.0%
Paychex, Inc.	200,000	$6,228,000

Semiconductors & Semiconductor Equipment — 2.4%
Microchip Technology, Inc.	220,000	7,169,800

Materials — 3.3%
Chemicals — 3.3%
RPM International, Inc.	190,000	5,578,400
Stepan Company	80,000	4,443,200
		10,021,600

Total Common Stocks (Cost $240,783,274)		$272,706,836

EXCHANGE-TRADED FUNDS — 5.0%	Shares	Market Value
iShares Gold Trust *	465,000	$7,565,550
SPDR Gold Trust *	46,900	7,598,269
Total Exchange-Traded Funds (Cost $15,986,045)		$15,163,819

MONEY MARKET FUNDS — 5.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	14,217,980	$14,217,980
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	3,171,591	3,171,591
Total Money Market Funds (Cost $17,389,571)		$17,389,571

Total Investments at Market Value — 100.4% (Cost $274,158,890)		$305,260,226

Liabilities in Excess of Other Assets — (0.4%)		(1,351,675)

Net Assets — 100.0%		$303,908,551

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowner:

Ave Maria Opportunity Fund (the “Fund”) was up 3.82% in 2012, versus 16.35% for the Russell 2000 Index. Unlike 2011 when the Fund outperformed the benchmark by a wide margin, the investment climate in 2012 was tilted heavily in the favor of “risk-on” investing. It turned out to be a great year for risk assets. The year’s best performing securities appeared to be speculative and high risk, with the risky assets performing best (in bond land, junk bonds soared in price, as yield-starved fixed-income investors sought refuge in the highest yielding, lowest quality issues). In the stock market, the out-performers were the richly priced stocks and highly-leveraged lower-quality shares. For instance, in the technology sector, momentum favorites Amazon.com (130x P/E) and Salesforce.com (250x PE) rose 49% and 66%, respectively. In contrast the technology value stocks we own, Avnet, Inc. (7x PE) and Arrow Electronics, Inc. (9x PE) were laggards, rising only 1% and 2%, respectively. A study of the Russell 2000 Index at year end revealed that of the 250 companies that appreciated by more than 50% for the year, most were speculative stocks of companies without profits. The ones that were profitable had an average P/E of 40x. In this environment, our low-risk value-oriented investment approach resulted in the Fund’s underperformance.

	Average Annual Total Returns for Periods Ended 12/31/12
	3 years	5 years
Ave Maria Opportunity Fund	7.81%	3.65%
Russell 2000 Index	12.25%	3.56%

Stocks that had the greatest positive impact on performance for the Fund during 2012 included Federated Investors, Inc. (asset management), Ensco PLC. (oil drilling), H.B. Fuller Company (specialty chemicals), United Bancorp, Inc. (banking), and Conrad Industries, Inc. (marine vessels). Stocks that detracted from performance in 2012 included Forest Oil Corporation (oil & gas exploration), DeVry, Inc. (for-profit education), ADTRAN, Inc. (communications equipment), Dell, Inc. (technology), and The Western Union Company (financial services).

During the second half of the year, we established new positions in Coinstar, Inc. (Redbox DVD distribution), EMCOR Group, Inc. (construction services), Energizer Holdings, Inc. (consumer products), and Systemax, Inc. (technology). We also purchased some former holdings that once again became attractive on a valuation basis – FLIR Systems, Inc. (infrared camera systems) Leucadia National Corporation (insurance), Rosetta Resources, Inc. (oil & gas exploration), and SM Energy Company (oil & gas exploration). The energy sector remains a focus. We expect global demand growth to drive oil and gas

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

prices higher over the next decade. Further, if inflation becomes a problem, investments in the oil and gas sector represent real assets that should provide a store of value. Two new holdings in the energy sector are Chesapeake Energy Corporation and Helmerich & Payne, Inc.

Chesapeake Energy Corporation is the second-largest producer of natural gas, and the 11th largest producer of oil and natural gas liquids in the U.S. Current management has assembled an impressive set of natural gas assets all in the U.S. When the stock declined over 50% from its 52 week high, it fell into our buying range. Helmerich & Payne, Inc. is an onshore and offshore contract oil & gas driller. Conservatively run, this company has a nearly uninterrupted history of rising sales and earnings. Despite fluctuating energy prices, through adept management the company has consistently generated high margins, strong cash flows, and a high return on shareholder equity with very little debt leverage.

At year end, the portfolio contained the stocks of 64 companies and is defensively postured with 11% in cash equivalents. All of the Fund’s equity holdings are modestly priced, in our opinion, in relation to fundamentals like earnings and cash flow. In addition, many of the larger positions are in companies that have debt-free and cash-rich balance sheets, which reduce downside risk and enhance upside potential. Those companies have the luxury of repurchasing undervalued shares, raising dividends or making accretive acquisitions, all which would further enhance shareholder value and probably increase their share prices as well. On average, the stocks in the portfolio are priced at 0.6x revenue and 10x earnings, with an average market capitalization of $1.8 billion.

As value managers, we remain diligently focused on selecting high-quality, undervalued securities for the Fund. Although 2012 was a disappointing year, we believe our value-oriented, time-tested investment philosophy will prove rewarding for shareholders.

The year-end distribution of net investment income was $.0294 per share and was paid on December 28, 2012. The Fund did not have a capital gain distribution in 2012 and ended the year with a net asset value of $11.38 per share.

Thanks for being a shareholder in the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Co-Portfolio Manager

AVE MARIA OPPORTUNITY FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2012.

Expense Ratio information as of:	Year Ended 12-31-11 (as disclosed in May 1, 2012 prospectus)	Year Ended 12-31-12
Gross	1.51%*	1.43%
Net	1.28%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA OPPORTUNITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
2006(a)	8.3%	4.4%	2.2%
2007	-8.5%	-1.6%	-0.3%
2008	-32.2%	-33.8%	-31.1%
2009	40.8%	27.2%	25.6%
2010	19.2%	26.9%	26.3%
2011	1.3%	-4.2%	1.0%
2012	3.8%	16.4%	16.3%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2012 (Unaudited)

	AVE MARIA OPPORTUNITY FUND	RUSSELL 2000 INDEX	S&P 600 SMALLCAP INDEX
3 Years	7.8%	12.3%	14.1%
5 Years	3.7%	3.6%	5.1%
Since Inception (b)	2.6%	3.1%	4.1%

(a)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2006.

(b)	Represents the period from the commencement of operations (May 1, 2006) through December 31, 2012.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
100,000	Western Union Company (The)	$1,361,000	3.7%
7,700	SPDR Gold Trust	1,247,477	3.4%
40,000	Avnet, Inc.	1,224,400	3.4%
70,000	Ingram Micro, Inc. - Class A	1,184,400	3.2%
3,036	Alleghany Corporation	1,018,335	2.8%
100,000	QLogic Corporation	973,000	2.7%
50,000	Patterson-UTI Energy, Inc.	931,500	2.6%
17,500	Coinstar, Inc.	910,175	2.5%
50,000	Chesapeake Energy Corporation	831,000	2.3%
40,000	ADTRAN, Inc.	781,600	2.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	11.3%
Consumer Staples	1.1%
Energy	17.8%
Financials	21.5%
Health Care	2.6%
Industrials	4.1%
Information Technology	23.5%
Materials	2.1%
Exchange-Traded Funds	5.0%
Cash Equivalents, Other Assets and Liabilities	11.0%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS — 84.0%	Shares	Market Value
Consumer Discretionary — 11.3%
Diversified Consumer Services — 5.0%
Coinstar, Inc. *	17,500	$910,175
DeVry, Inc.	25,000	593,250
Matthews International Corporation - Class A	10,000	321,000
		1,824,425
Household Durables — 0.3%
Stanley Furniture Company, Inc. *	22,100	99,450

Specialty Retail — 3.6%
Cato Corporation (The) - Class A	2,500	68,575
Rent-A-Center, Inc.	20,000	687,200
Signet Jewelers Ltd.	5,000	267,000
Systemax, Inc.	30,000	289,500
		1,312,275
Textiles, Apparel & Luxury Goods — 2.4%
Iconix Brand Group, Inc. *	25,000	558,000
K-Swiss, Inc. - Class A *	100,000	336,000
		894,000
Consumer Staples — 1.1%
Household Products — 1.1%
Energizer Holdings, Inc.	5,000	399,900

Energy — 17.8%
Energy Equipment & Services — 8.8%
Atwood Oceanics, Inc. *	6,000	274,740
CARBO Ceramics, Inc.	5,000	391,700
Ensco PLC - Class A	10,000	592,800
Helmerich & Payne, Inc.	10,000	560,100
Patterson-UTI Energy, Inc.	50,000	931,500
Rowan Companies PLC - Class A *	7,500	234,525
Tidewater, Inc.	5,000	223,400
		3,208,765
Oil, Gas & Consumable Fuels — 9.0%
Chesapeake Energy Corporation	50,000	831,000
Cimarex Energy Company	12,000	692,760
Cloud Peak Energy, Inc. *	20,000	386,600
EXCO Resources, Inc.	50,000	338,500
Forest Oil Corporation *	100,000	669,000
Rosetta Resources, Inc. *	2,500	113,400
SM Energy Company	5,000	261,050
		3,292,310

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 84.0% (Continued)	Shares	Market Value
Financials — 21.5%
Capital Markets — 1.4%
Federated Investors, Inc. - Class B	25,000	$505,750

Commercial Banks — 1.2%
United Bancorp, Inc. *	100,000	450,000

Diversified Financial Services — 8.8%
Dun & Bradstreet Corporation (The)	2,000	157,300
H&R Block, Inc.	30,000	557,100
Leucadia National Corporation	30,000	713,700
PICO Holdings, Inc. *	20,000	405,400
Western Union Company (The)	100,000	1,361,000
		3,194,500
Insurance — 5.5%
Alleghany Corporation *	3,036	1,018,335
Markel Corporation *	500	216,710
White Mountains Insurance Group Ltd.	1,500	772,500
		2,007,545
Real Estate Management & Development — 0.6%
St. Joe Company (The) *	10,000	230,800

Thrifts & Mortgage Finance — 4.0%
Capitol Federal Financial, Inc.	15,000	175,350
FedFirst Financial Corporation	17,020	274,703
Oritani Financial Corporation	30,000	459,600
Standard Financial Corporation	10,000	174,100
ViewPoint Financial Group, Inc.	17,981	376,522
		1,460,275
Health Care — 2.6%
Health Care Equipment & Supplies — 2.6%
Atrion Corporation	3,057	599,172
STERIS Corporation	10,000	347,300
		946,472
Industrials — 4.1%
Aerospace & Defense — 1.3%
Sparton Corporation *	10,000	138,700
Spirit AeroSystems Holdings, Inc. - Class A *	20,000	339,400
		478,100
Construction & Engineering — 1.0%
EMCOR Group, Inc.	10,000	346,100

Machinery — 1.8%
Conrad Industries, Inc.	35,543	657,545

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 84.0% (Continued)	Shares	Market Value
Information Technology — 23.5%
Communications Equipment — 3.2%
ADTRAN, Inc.	40,000	$781,600
Arris Group, Inc. *	25,000	373,500
		1,155,100
Computers & Peripherals — 6.5%
Diebold, Incorporated	20,000	612,200
Lexmark International, Inc. - Class A	15,000	347,850
Logitech International S.A. *	15,000	113,100
QLogic Corporation *	100,000	973,000
Rimage Corporation	50,000	334,000
		2,380,150
Electronic Equipment, Instruments & Components — 10.7%
Arrow Electronics, Inc. *	20,000	761,600
Avnet, Inc. *	40,000	1,224,400
FLIR Systems, Inc.	30,000	669,300
Ingram Micro, Inc. - Class A *	70,000	1,184,400
ScanSource, Inc. *	2,500	79,425
		3,919,125
IT Services — 2.1%
Broadridge Financial Solutions, Inc.	15,000	343,200
Computer Services, Inc.	15,500	441,750
		784,950
Semiconductors & Semiconductor Equipment — 1.0%
Veeco Instruments, Inc. *	12,000	354,240

Materials — 2.1%
Chemicals — 1.0%
H.B. Fuller Company	10,000	348,200

Metals & Mining — 1.1%
Horsehead Holding Corporation *	40,000	408,400

Total Common Stocks (Cost $26,591,936)		$30,658,377

EXCHANGE-TRADED FUNDS — 5.0%	Shares	Market Value
iShares Gold Trust *	35,000	$569,450
SPDR Gold Trust *	7,700	1,247,477
Total Exchange-Traded Funds (Cost $1,642,914)		$1,816,927

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 11.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,684,053	$1,684,053
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,684,053	1,684,053
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	737,219	737,219
Total Money Market Funds (Cost $4,105,325)		$4,105,325

Total Investments at Market Value — 100.2% (Cost $32,340,175)		$36,580,629

Liabilities in Excess of Other Assets — (0.2%)		(83,269)

Net Assets — 100.0%		$36,497,360

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareowners:

The Ave Maria World Equity Fund (the “Fund”) had a total return of +13.83% for the twelve months ended December 31, 2012. The return for the S&P Global 1200 Index, the Fund’s benchmark index, was +16.82%. Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	4-30-2010 through 12-31-12 Total Returns
	Annualized	Cumulative
Ave Maria World Equity Fund (AVEWX)	5.60%	15.67%
S&P Global 1200 Index	7.18%	20.37%

Global stock markets were up strongly for the year, despite economic and debt concerns in Europe, massive government spending in the U.S. and slow growth in many of the emerging markets. In our opinion, the aggressive posture of many central banks was an important driver of the positive global equity returns. European Central Bank president, Mario Draghi, set the tone last summer when he promised to do “whatever it takes” to save the Euro. This helped bring down European sovereign yields and, when combined with monetary easing from a number of other central banks, lent confidence to the capital markets and especially provided a boost to the equity markets.

During 2012, the sectors which benefited the Fund most were consumer staples, materials and consumer discretionary. In consumer staples, global beverage holdings Diageo PLC and Heineken N.V. were significant outperformers behind solid earnings growth and accretive acquisition announcements. In the materials sector, Syngenta AG, FMC Corporation and International Flavors & Fragrances, Inc. were all up strongly. In the consumer discretionary area, Brookfield Residential Properties, Inc. was up over 100% aided by a recovering North American housing market. The Fund’s poorest performing sector was technology. Western Union Company, Hewlett-Packard Company and Intel Corporation all lagged while facing increasingly competitive environments.

Ten new positions, all of which comply with the Ave Maria Mutual Fund’s moral screens, were added to the Fund since June 30, 2012: Covidien PLC (healthcare equipment), Deere & Company (construction and farm equipment), EMC Corporation (computer storage & peripherals), Energizer Holdings, Inc. (consumer products), Mondelēz International, Inc. (global snacks/confectionary), Reinsurance Group of America, Inc. (life reinsurance), Thermo Fischer Scientific, Inc. (life science tools), Validus Holdings Ltd.(reinsurance), Varian Medical Systems, Inc. (healthcare equipment) and iShares Gold Trust.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Continued)

Four positions were eliminated in favor of more attractive opportunities: Advantage Oil & Gas Ltd., Barclays PLC, Talisman Energy, Inc. and Telefónica S.A.

As of December 31, 2012, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index*
United States	45%	52%
Europe	18%	17%
United Kingdom	5%	9%
Japan	3%	7%
Canada	7%	5%
Asia ex Japan	7%	4%
Australia	2%	4%
Latin America	1%	2%
Other	5%	—
Cash Equivalents	7%	—

Thank you for being a shareholder,

Gregory R. Heilman, CFA	Joseph W. Skornicka, CFA
Co-Portfolio Manager	Co-Portfolio Manager

*	S&P Global 1200 geographic weighting as of September 30, 2012.

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2012.

Expense Ratio information as of:	Period Ended 12-31-11 (as disclosed in May 1, 2012 prospectus)	Year Ended 12-31-12
Gross	1.80%*	1.63%
Net	1.52%*	1.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
2010(a)	12.4%	8.5%
2011	-9.6%	-5.1%
2012	13.8%	16.8%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2012 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
Since Inception (b)	5.6%	7.2%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2012.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2012 (Unaudited)

Shares	Company	Market Value	% of Net Assets
6,500	Diageo PLC - ADR	$757,770	3.1%
7,000	Toyota Motor Corporation - ADR	652,750	2.7%
10,000	Thermo Fisher Scientific, Inc.	637,800	2.6%
9,000	International Flavors & Fragrances, Inc.	598,860	2.5%
8,000	Schlumberger Limited	554,320	2.3%
16,000	Validus Holdings Ltd.	553,280	2.3%
10,000	Emerson Electric Company	529,600	2.2%
25,000	ABB Limited - ADR	519,750	2.1%
6,500	ACE Limited	518,700	2.1%
5,500	3M Company	510,675	2.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	6.6%
Consumer Staples	11.3%
Energy	9.3%
Financials	15.1%
Health Care	7.2%
Industrials	17.7%
Information Technology	11.8%
Materials	9.2%
Telecommunication Services	1.4%
Exchange-Traded Funds	3.7%
Cash Equivalents, Other Assets and Liabilities	6.7%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

COMMON STOCKS — 89.6%	Shares	Market Value
Consumer Discretionary — 6.6%
Automobiles — 2.7%
Toyota Motor Corporation - ADR	7,000	$652,750

Hotels, Restaurants & Leisure — 2.0%
McDonald's Corporation	5,500	485,155

Household Durables — 1.9%
Brookfield Residential Properties, Inc. *	25,000	448,500

Consumer Staples — 11.3%
Beverages — 5.2%
Diageo PLC - ADR	6,500	757,770
Heineken N.V. - ADR	15,000	503,550
		1,261,320
Food Products — 3.2%
Mondelēz International, Inc. - Class A	12,500	318,375
Nestlé S.A. - ADR	7,000	456,190
		774,565
Household Products — 2.9%
Colgate-Palmolive Company	3,000	313,620
Energizer Holdings, Inc.	5,000	399,900
		713,520
Energy — 9.3%
Energy Equipment & Services — 3.2%
Schlumberger Limited	8,000	554,320
Tidewater, Inc.	5,000	223,400
		777,720
Oil, Gas & Consumable Fuels — 6.1%
BP PLC - ADR	12,000	499,680
Canadian Natural Resources Ltd.	17,000	490,790
Exxon Mobil Corporation	5,500	476,025
		1,466,495
Financials — 15.1%
Commercial Banks — 1.4%
Toronto-Dominion Bank (The)	4,000	337,320

Diversified Financial Services — 3.4%
MasterCard, Inc. - Class A	700	343,896
Western Union Company (The)	35,000	476,350
		820,246
Insurance — 10.3%
ACE Limited	6,500	518,700
Allianze SE - ADR	33,000	456,060

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Market Value
Financials — 15.1% (Continued)
Insurance — 10.3% (Continued)
AXA S.A. - ADR	14,000	$255,080
Reinsurance Group of America, Inc.	8,500	454,920
Validus Holdings Ltd.	16,000	553,280
Zurich Insurance Group AG - ADR *	10,000	268,000
		2,506,040
Health Care — 7.2%
Health Care Equipment & Supplies — 4.6%
Covidien PLC	6,000	346,440
Mindray Medical International Ltd. - ADR	15,000	490,500
Varian Medical Systems, Inc. *	4,000	280,960
		1,117,900
Life Sciences Tools & Services — 2.6%
Thermo Fisher Scientific, Inc.	10,000	637,800

Industrials — 17.7%
Aerospace & Defense — 1.9%
United Technologies Corporation	5,500	451,055

Construction & Engineering — 2.0%
Foster Wheeler AG *	20,000	486,400

Electrical Equipment — 5.9%
ABB Limited - ADR *	25,000	519,750
Emerson Electric Company	10,000	529,600
General Cable Corporation *	12,500	380,125
		1,429,475
Industrial Conglomerates — 4.6%
3M Company	5,500	510,675
Koninklijke Philips Electronics N.V. - ADR	10,427	276,733
Siemens AG - ADR	3,000	328,410
		1,115,818
Machinery — 1.4%
Deere & Company	4,000	345,680

Road & Rail — 1.9%
Canadian National Railway Company	5,000	455,050

Information Technology — 11.8%
Computers & Peripherals — 1.9%
EMC Corporation *	10,000	253,000
Hewlett-Packard Company	15,000	213,750
		466,750

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Market Value
Information Technology — 11.8% (Continued)
Electronic Equipment, Instruments & Components — 2.1%
LG Display Company Ltd. - ADR	35,000	$506,800

IT Services — 3.2%
Accenture PLC - Class A	7,500	498,750
International Business Machines Corporation	1,500	287,325
		786,075
Office Electronics — 1.5%
Zebra Technologies Corporation - Class A *	9,000	353,520

Semiconductors & Semiconductor Equipment — 3.1%
Intel Corporation	20,000	412,600
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	20,000	343,200
		755,800
Materials — 9.2%
Chemicals — 6.1%
FMC Corporation	8,000	468,160
International Flavors & Fragrances, Inc.	9,000	598,860
Syngenta AG - ADR	5,000	404,000
		1,471,020
Metals & Mining — 3.1%
BHP Billiton Ltd. - ADR	4,500	352,980
POSCO - ADR	5,000	410,750
		763,730
Telecommunication Services — 1.4%
Wireless Telecommunication Services — 1.4%
América Móvil S.A.B. de C.V. - Series L - ADR	15,000	347,100

Total Common Stocks (Cost $19,641,507)		$21,733,604

EXCHANGE-TRADED FUNDS — 3.7%	Shares	Market Value
iShares Gold Trust *	30,000	$488,100
SPDR Gold Trust *	2,500	405,025
Total Exchange-Traded Funds (Cost $914,872)		$893,125

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 6.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,120,758	$1,120,758
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	519,945	519,945
Total Money Market Funds (Cost $1,640,703)		$1,640,703

Total Investments at Market Value — 100.1% (Cost $22,197,082)		$24,267,432

Liabilities in Excess of Other Assets — (0.1%)		(31,594)

Net Assets — 100.0%		$24,235,838

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

SUMMARY OF COMMON STOCKS BY COUNTRY December 31, 2012 (Unaudited)

Country	Value	% of Net Assets
United States	$10,821,101	44.7%
Switzerland	2,653,040	10.9%
Canada	1,731,660	7.1%
United Kingdom	1,257,450	5.2%
South Korea	917,550	3.8%
Germany	784,470	3.2%
Netherlands	780,283	3.2%
Japan	652,750	2.7%
China	490,500	2.0%
Australia	352,980	1.5%
Mexico	347,100	1.4%
Ireland	346,440	1.4%
Taiwan	343,200	1.4%
France	255,080	1.1%
	$21,733,604	89.6%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Shareholders,

In 2012, the total return for the Ave Maria Bond Fund (the “Fund”) was 4.63% vs. 3.89% for the Barclays U.S. Intermediate Government/Credit Index, the Fund’s benchmark index. Interest rates fell during 2012, pushing bond prices higher. The effect was greatest for long-maturity bonds, but our short-maturity bonds appreciated in price as well. With interest rates still very near historical lows, the next significant change in interest rates will be to higher levels. In that environment, long-maturity bonds will fall in price the most. Under those circumstances, our defensive posture, with an emphasis on short-maturity bonds, will serve to protect principal.

Our cautious positioning of the Fund’s portfolio is rooted in several factors. Today’s low interest-rate environment means that investors are being poorly compensated for risk. In addition, the rapidly rising level of federal debt and dysfunctional manner in which Washington is dealing with the nation’s budgetary affairs suggests that both inflation and interest rates could be considerably higher in the not too distant future. In many respects, it’s a wonder interest rates aren’t already much higher. One of the principal reasons that interest rates remain as low as they are, is because the Fed, in an effort to reduce unemployment, is keeping interest rates artificially low. This poses the very real risk of unintended consequences. Chief among those is inflation, which once ignited, will be difficult to contain.

In reviewing the performance of the Fund in 2012, our defensive strategy focusing on short-maturity bonds acted as a drag on relative performance. (Our bonds appreciated in price, just not as much as those of the benchmark.) Our investments in dividend-paying stocks contributed significantly to the overall performance of the Fund. Particularly strong contributions to performance came from the stocks of Illinois Tool Works, Inc. (diversified manufacturer), Lowe’s Companies, Inc. (home improvement retailer), and Federated Investors, Inc. (financial services). At the other end of the performance spectrum, our stock holdings in Norfolk Southern Corporation (rail transport), Microchip Technology, Inc. (semiconductors) and Phillips 66 (downstream energy) had a modestly negative impact on performance. Importantly, dividends continued to contribute significantly to the overall level of current income.

In managing the Fund, our focus remains to preserve principal, while generating a reasonable level of current income in a very low interest-rate environment. We appreciate your participation in the Ave Maria Bond Fund.

With best regards,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2012.

Expense Ratio information as of:	Year Ended 12-31-11 (as disclosed in May 1, 2012 prospectus)	Year Ended 12-31-12
Gross	0.74%*	0.71%
Net	0.71%*	0.70%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003(a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2012 (Unaudited)

	AVE MARIA BOND FUND	BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	4.9%	5.2%
5 Years	5.0%	5.2%
Since Inception (b)	4.6%	4.5%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2012.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2012 (Unaudited)

Par Value	Company	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.625%, due 02/29/16	$3,210,234	2.8%
3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	3,152,814	2.8%
2,290,840	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,632,677	2.3%
2,500,000	U.S. Treasury Notes, 0.875%, due 04/30/17	2,530,665	2.2%
2,500,000	U.S. Treasury Notes, 0.625%, due 09/30/17	2,495,508	2.2%
2,000,000	McDonald's Corporation, 5.350%, due 03/01/18	2,412,358	2.1%
2,042,000	Kellogg Company, 4.150%, due 11/15/19	2,314,487	2.0%
2,000,000	Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,302,758	2.0%
2,000,000	Dell, Inc., 2.300%, due 09/10/15	2,055,232	1.8%
2,000,000	U.S. Treasury Notes, 1.875%, due 04/30/14	2,043,828	1.8%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	19.9%
U.S. Government Agencies	1.4%

CORPORATE BONDS
Sector
Consumer Discretionary	5.8%
Consumer Staples	5.5%
Energy	1.4%
Financials	7.4%
Health Care	6.0%
Industrials	10.2%
Information Technology	6.9%
Materials	1.7%
Utilities	3.7%

COMMON STOCKS
Sector
Consumer Discretionary	2.6%
Consumer Staples	2.3%
Energy	1.5%
Financials	1.6%
Health Care	1.6%
Industrials	7.4%
Information Technology	1.9%
Materials	0.8%
Cash Equivalents, Other Assets and Liabilities	10.4%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

U.S. TREASURY OBLIGATIONS — 19.9%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 3.5%
2.500%, due 07/15/16	$2,290,840	$2,632,677
2.625%, due 07/15/17	1,116,110	1,337,413
		3,970,090
U.S. Treasury Notes — 16.4%
1.375%, due 03/15/13	1,500,000	1,503,809
1.250%, due 02/15/14	2,000,000	2,023,204
1.875%, due 04/30/14	2,000,000	2,043,828
2.375%, due 08/31/14	1,500,000	1,553,086
2.500%, due 04/30/15	3,000,000	3,152,814
2.625%, due 02/29/16	3,000,000	3,210,234
0.875%, due 04/30/17	2,500,000	2,530,665
0.625%, due 09/30/17	2,500,000	2,495,508
		18,513,148

Total U.S. Treasury Obligations (Cost $21,674,998)		$22,483,238

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%	Par Value	Market Value
Federal Farm Credit Bank — 1.0%
4.500%, due 01/22/15	$1,000,000	$1,085,824

Private Export Funding Corporation — 0.4%
3.550%, due 04/15/13	500,000	504,904

Total U.S. Government Agency Obligations (Cost $1,515,386)		$1,590,728

CORPORATE BONDS — 48.6%	Par Value	Market Value
Consumer Discretionary — 5.8%
Johnson Controls, Inc., 5.500%, due 01/15/16	$1,000,000	$1,128,794
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	558,551
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,037,362
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,412,358
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,250,000	1,358,093
		6,495,158
Consumer Staples — 5.5%
Clorox Company (The), 5.000%, due 01/15/15	1,000,000	1,077,761
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,314,487
Kimberly Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,808,996

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 48.6% (Continued)	Par Value	Market Value
Consumer Staples — 5.5% (Continued)
Sysco Corporation, 4.200%, due 02/12/13	$1,000,000	$1,003,860
		6,205,104
Energy — 1.4%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,171,298
ConocoPhillips, 4.750%, due 02/01/14	360,000	376,300
		1,547,598
Financials — 7.4%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,567,881
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,081,821
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,050,045
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,048,047
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	2,031,342
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,567,789
		8,346,925
Health Care — 6.0%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,108,097
Medtronic, Inc., 2.625%, due 03/15/16	500,000	526,883
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,045,296
Stryker Corporation, 2.000%, due 09/30/16	650,000	676,832
Thermo Fisher Scientific, Inc., 1.850%, due 01/15/18	2,000,000	2,027,386
Zimmer Holdings, Inc., 4.625%, due 11/30/19	1,255,000	1,423,623
		6,808,117
Industrials — 10.2%
3M Company, 1.375%, due 09/29/16	1,150,000	1,173,621
Eaton Corporation, 4.900%, due 05/15/13	500,000	508,100
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,935,490
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,729,294
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	1,056,919
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,032,802
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	525,076
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	811,025
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,802,248
United Technologies Corporation, 5.375%, due 12/15/17	839,000	997,242
		11,571,817
Information Technology — 6.9%
Dell, Inc., 2.300%, due 09/10/15	2,000,000	2,055,232
Harris Corporation, 5.000%, due 10/01/15	1,000,000	1,096,545
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,051,217

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 48.6% (Continued)	Par Value	Market Value
Information Technology — 6.9% (Continued)
Hewlett-Packard Company, 2.125%, due 09/13/15	$500,000	$499,654
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	498,926
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	524,323
International Business Machines Corporation, 2.000%, due 01/05/16	1,410,000	1,456,911
National Semiconductor Corporation, 6.600%, due 06/15/17	500,000	617,486
		7,800,294
Materials — 1.7%
PPG Industries, Inc., 6.650%, due 03/15/18	721,000	895,196
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,046,663
		1,941,859
Utilities — 3.7%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,302,758
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	842,444
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,041,879
		4,187,081

Total Corporate Bonds (Cost $53,486,142)		$54,903,953

COMMON STOCKS — 19.7%	Shares	Market Value
Consumer Discretionary — 2.6%
Auto Components — 1.0%
Gentex Corporation	60,000	$1,129,200

Leisure Equipment & Products — 1.0%
Hasbro, Inc.	30,000	1,077,000

Specialty Retail — 0.6%
Lowe's Companies, Inc.	20,000	710,400

Consumer Staples — 2.3%
Food & Staples Retailing — 1.0%
Sysco Corporation	36,000	1,139,760

Food Products — 0.6%
Kellogg Company	12,000	670,200

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.7% (Continued)	Shares	Market Value
Consumer Staples — 2.3% (Continued)
Household Products — 0.7%
Clorox Company (The)	10,000	$732,200

Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips	15,000	869,850
Exxon Mobil Corporation	10,000	865,500
		1,735,350
Financials — 1.6%
Capital Markets — 1.0%
Bank of New York Mellon Corporation (The)	45,000	1,156,500

Commercial Banks — 0.6%
PNC Financial Services Group, Inc.	12,000	699,720

Health Care — 1.6%
Health Care Equipment & Supplies — 0.4%
Medtronic, Inc.	12,000	492,240

Pharmaceuticals — 1.2%
Abbott Laboratories	20,000	1,310,000

Industrials — 7.4%
Aerospace & Defense — 0.7%
General Dynamics Corporation	12,000	831,240

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. - Class B	17,000	1,253,410

Commercial Services & Supplies — 0.7%
Republic Services, Inc.	25,000	733,250

Electrical Equipment — 1.0%
Emerson Electric Company	22,000	1,165,120

Industrial Conglomerates — 1.0%
3M Company	12,000	1,114,200

Machinery — 2.2%
Dover Corporation	20,000	1,314,200
Illinois Tool Works, Inc.	20,000	1,216,200
		2,530,400

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.7% (Continued)	Shares	Market Value
Industrials — 7.4% (Continued)
Road & Rail — 0.7%
Norfolk Southern Corporation	12,000	$742,080

Information Technology — 1.9%
IT Services — 0.9%
Paychex, Inc.	34,000	1,058,760

Semiconductors & Semiconductor Equipment — 1.0%
Microchip Technology, Inc.	35,000	1,140,650

Materials — 0.8%
Chemicals — 0.8%
RPM International, Inc.	30,000	880,800

Total Common Stocks (Cost $19,545,373)		$22,302,480

MONEY MARKET FUNDS — 12.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	5,302,539	$5,302,539
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	5,294,402	5,294,402
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	3,307,535	3,307,535
Total Money Market Funds (Cost $13,904,476)		$13,904,476

Total Investments at Market Value — 101.9% (Cost $110,126,375)		$115,184,875

Liabilities in Excess of Other Assets — (1.9%)		(2,142,176)

Net Assets — 100.0%		$113,042,699

(a)	The rate shown is the 7-day effective yield as of December 31, 2012.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$150,414,535	$135,167,192	$274,158,890
At market value (Note 1)	$191,258,566	$199,104,680	$305,260,226
Receivable for investment securities sold	1,603,713	—	—
Receivable for capital shares sold	214,700	400,153	871,602
Dividends receivable	97,149	77,436	151,650
Other assets	21,434	24,696	33,246
TOTAL ASSETS	193,195,562	199,606,965	306,316,724

LIABILITIES
Payable for investment securities purchased	1,363,903	—	1,417,423
Payable for capital shares redeemed	67,630	201,782	339,799
Payable to Adviser (Note 2)	480,728	528,978	564,285
Payable to administrator (Note 2)	23,853	24,738	37,927
Accrued shareholder servicing fees (Note 2)	128,531	57,494	—
Other accrued expenses	31,035	32,559	48,739
TOTAL LIABILITIES	2,095,680	845,551	2,408,173

NET ASSETS	$191,099,882	$198,761,414	$303,908,551

NET ASSETS CONSIST OF:
Paid-in capital	$150,486,017	$136,911,282	$273,079,708
Undistributed net investment income	—	—	1,415
Accumulated net realized losses from security transactions	(230,166)	(2,087,356)	(273,908)
Net unrealized appreciation on investments	40,844,031	63,937,488	31,101,336
NET ASSETS	$191,099,882	$198,761,414	$303,908,551
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,750,769	8,384,234	22,521,833
Net asset value, offering price and redemption price per share (Note 1)	$17.78	$23.71	$13.49

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$32,340,175	$22,197,082	$110,126,375
At market value (Note 1)	$36,580,629	$24,267,432	$115,184,875
Cash	—	2,745	—
Receivable for capital shares sold	15,181	38,859	108,666
Dividends and interest receivable	12,919	24,638	747,318
Other assets	10,146	7,927	16,502
TOTAL ASSETS	36,618,875	24,341,601	116,057,361

LIABILITIES
Payable for investment securities purchased	9,702	—	2,765,939
Payable for capital shares redeemed	17,185	32,383	83,151
Payable to Adviser (Note 2)	76,110	56,725	89,166
Payable to administrator (Note 2)	4,524	4,000	9,310
Accrued shareholder servicing fees (Note 2)	—	—	41,991
Other accrued expenses	13,994	12,655	25,105
TOTAL LIABILITIES	121,515	105,763	3,014,662

NET ASSETS	$36,497,360	$24,235,838	$113,042,699

NET ASSETS CONSIST OF:
Paid-in capital	$33,219,082	$22,859,187	$107,983,799
Undistributed net investment income	—	—	400
Accumulated net realized losses from security transactions	(962,176)	(693,699)	—
Net unrealized appreciation on investments	4,240,454	2,070,350	5,058,500
NET ASSETS	$36,497,360	$24,235,838	$113,042,699
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,206,817	2,115,306	10,237,982
Net asset value, offering price and redemption price per share (Note 1)	$11.38	$11.46	$11.04

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012

	Ave Maria Catholic Values Fund		Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$3,520,015		$2,486,332	$7,637,141

EXPENSES
Investment advisory fees (Note 2)	1,908,125	*	1,879,846 *	2,082,264
Administration, accounting and transfer agent fees (Note 2)	289,587		281,634	417,981
Shareholder servicing fees (Note 2)	441,129		426,892	—
Legal and audit fees	40,995		41,551	53,687
Postage and supplies	39,576		50,308	52,679
Registration and filing fees	24,684		32,123	46,909
Trustees’ fees and expenses	25,494		25,494	25,494
Custodian and bank service fees	15,865		15,074	24,145
Advisory board fees and expenses	8,639		8,639	8,639
Insurance expense	12,288		10,799	14,204
Printing of shareholder reports	8,052		10,775	9,253
Compliance service fees and expenses (Note 2)	8,561		8,219	11,844
Other expenses	18,019		16,013	16,815
TOTAL EXPENSES	2,841,014		2,807,367	2,763,914

NET INVESTMENT INCOME (LOSS)	679,001		(321,035)	4,873,227

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	7,637,745		(1,582,438)	14,908,237
Net change in unrealized appreciation/ depreciation on investments	15,347,263		26,029,128	15,043,126
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	22,985,008		24,446,690	29,951,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,664,009		$24,125,655	$34,824,590

*	Includes $79,351 and $101,846 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, respectively (Note 2).

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012 (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$560,731	$462,879	$665,389
Foreign withholding taxes on dividends	—	(29,900)	—
Interest	65	—	1,719,861
TOTAL INCOME	560,796	432,979	2,385,250

EXPENSES
Investment advisory fees (Note 2)	354,849	210,068	311,762	*
Administration, accounting and transfer agent fees (Note 2)	56,178	48,000	102,331
Shareholder servicing fees (Note 2)	—	—	153,037
Legal and audit fees	25,738	24,422	32,973
Postage and supplies	16,061	6,509	18,640
Registration and filing fees	23,671	21,686	26,604
Trustees’ fees and expenses	25,494	25,494	25,494
Custodian and bank service fees	6,947	3,309	8,144
Advisory board fees and expenses	8,639	8,639	8,639
Insurance expense	2,127	1,245	6,202
Printing of shareholder reports	2,974	1,940	3,785
Compliance service fees and expenses (Note 2)	1,822	1,194	4,632
Other expenses	9,732	8,830	21,866
TOTAL EXPENSES	534,232	361,336	724,109
Less fee reductions by the Adviser (Note 2)	(67,326)	(29,651)	(9,941)
NET EXPENSES	466,906	331,685	714,168

NET INVESTMENT INCOME	93,890	101,294	1,671,082

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	(332,469)	(178,555)	1,493,385
Net change in unrealized appreciation/ depreciation on investments	1,364,895	2,910,122	1,411,899
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,032,426	2,731,567	2,905,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,126,316	$2,832,861	$4,576,366

*	Includes $5,691 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria Bond Fund (Note 2).

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income (loss)	$679,001	$(163,758)
Net realized gains from security transactions	7,637,745	13,378,258
Net change in unrealized appreciation/depreciation on investments	15,347,263	(16,631,885)
Net increase (decrease) in net assets resulting from operations	23,664,009	(3,417,385)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(668,511)	—
From net realized gains on investments	(5,281,341)	—
Decrease in net assets from distributions to shareholders	(5,949,852)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,967,453	25,223,441
Reinvestment of distributions to shareholders	5,489,285	—
Payments for shares redeemed	(27,120,724)	(29,669,177)
Net decrease in net assets from capital share transactions	(6,663,986)	(4,445,736)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,050,171	(7,863,121)

NET ASSETS
Beginning of year	180,049,711	187,912,832
End of year	$191,099,882	$180,049,711

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	841,506	1,460,971
Shares issued in reinvestment of distributions to shareholders	314,212	—
Shares redeemed	(1,522,132)	(1,784,702)
Net decrease in shares outstanding	(366,414)	(323,731)
Shares outstanding, beginning of year	11,117,183	11,440,914
Shares outstanding, end of year	10,750,769	11,117,183

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment loss	$(321,035)	$(470,146)
Net realized losses from security transactions	(1,582,438)	(108,529)
Net change in unrealized appreciation/depreciation on investments	26,029,128	92,640
Net increase (decrease) in net assets resulting from operations	24,125,655	(486,035)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	49,959,728	49,561,962
Payments for shares redeemed	(37,396,151)	(34,447,239)
Net increase in net assets from capital share transactions	12,563,577	15,114,723

TOTAL INCREASE IN NET ASSETS	36,689,232	14,628,688

NET ASSETS
Beginning of year	162,072,182	147,443,494
End of year	$198,761,414	$162,072,182

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,172,221	2,325,054
Shares redeemed	(1,630,012)	(1,653,984)
Net increase in shares outstanding	542,209	671,070
Shares outstanding, beginning of year	7,842,025	7,170,955
Shares outstanding, end of year	8,384,234	7,842,025

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$4,873,227	$2,551,645
Net realized gains from security transactions	14,908,237	8,565,320
Net change in unrealized appreciation/depreciation on investments	15,043,126	(6,902,849)
Net increase in net assets resulting from operations	34,824,590	4,214,116

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,872,601)	(2,551,115)
From net realized gains on investments	(14,894,513)	(3,914,949)
Decrease in net assets from distributions to shareholders	(19,767,114)	(6,466,064)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	124,151,161	144,421,388
Reinvestment of distributions to shareholders	18,036,998	5,865,090
Payments for shares redeemed	(77,319,148)	(51,074,350)
Net increase in net assets from capital share transactions	64,869,011	99,212,128

TOTAL INCREASE IN NET ASSETS	79,926,487	96,960,180

NET ASSETS
Beginning of year	223,982,064	127,021,884
End of year	$303,908,551	$223,982,064

UNDISTRIBUTED NET INVESTMENT INCOME	$1,415	$1,286

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	9,177,197	11,072,249
Shares issued in reinvestment of distributions to shareholders	1,349,700	459,529
Shares redeemed	(5,670,651)	(4,019,225)
Net increase in shares outstanding	4,856,246	7,512,553
Shares outstanding, beginning of year	17,665,587	10,153,034
Shares outstanding, end of year	22,521,833	17,665,587

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income (loss)	$93,890	$(99,479)
Net realized gains (losses) from security transactions	(332,469)	2,282,267
Net change in unrealized appreciation/depreciation on investments	1,364,895	(2,127,644)
Net increase in net assets resulting from operations	1,126,316	55,144

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(94,090)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,527,201	18,818,224
Reinvestment of distributions to shareholders	83,651	—
Payments for shares redeemed	(9,872,505)	(9,940,460)
Net increase in net assets from capital share transactions	1,738,347	8,877,764

TOTAL INCREASE IN NET ASSETS	2,770,573	8,932,908

NET ASSETS
Beginning of year	33,726,787	24,793,879
End of year	$36,497,360	$33,726,787

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	999,729	1,660,349
Shares issued in reinvestment of distributions to shareholders	7,469	—
Shares redeemed	(868,673)	(877,441)
Net increase in shares outstanding	138,525	782,908
Shares outstanding, beginning of year	3,068,292	2,285,384
Shares outstanding, end of year	3,206,817	3,068,292

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$101,294	$101,354
Net realized losses from security transactions	(178,555)	(459,327)
Net change in unrealized appreciation/depreciation on investments	2,910,122	(1,875,908)
Net increase (decrease) in net assets resulting from operations	2,832,861	(2,233,881)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(101,368)	(101,671)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,497,022	13,105,585
Reinvestment of distributions to shareholders	83,646	83,237
Payments for shares redeemed	(4,400,457)	(2,528,744)
Net increase in net assets from capital share transactions	1,180,211	10,660,078

TOTAL INCREASE IN NET ASSETS	3,911,704	8,324,526

NET ASSETS
Beginning of year	20,324,134	11,999,608
End of year	$24,235,838	$20,324,134

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	499,645	1,168,185
Shares issued in reinvestment of distributions to shareholders	7,389	8,233
Shares redeemed	(402,013)	(233,302)
Net increase in shares outstanding	105,021	943,116
Shares outstanding, beginning of year	2,010,285	1,067,169
Shares outstanding, end of year	2,115,306	2,010,285

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS
Net investment income	$1,671,082	$1,653,397
Net realized gains from security transactions	1,493,385	1,484,137
Net change in unrealized appreciation/depreciation on investments	1,411,899	(478,907)
Net increase in net assets resulting from operations	4,576,366	2,658,627

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,671,862)	(1,652,494)
From net realized gains on investments	(1,493,716)	(1,484,137)
Decrease in net assets from distributions to shareholders	(3,165,578)	(3,136,631)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	31,120,400	31,882,930
Reinvestment of distributions to shareholders	2,483,628	2,505,282
Payments for shares redeemed	(14,373,483)	(16,115,321)
Net increase in net assets from capital share transactions	19,230,545	18,272,891

TOTAL INCREASE IN NET ASSETS	20,641,333	17,794,887

NET ASSETS
Beginning of year	92,401,366	74,606,479
End of year	$113,042,699	$92,401,366

UNDISTRIBUTED NET INVESTMENT INCOME	$400	$1,511

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,807,708	2,897,787
Shares issued in reinvestment of distributions to shareholders	224,907	229,151
Shares redeemed	(1,297,942)	(1,468,540)
Net increase in shares outstanding	1,734,673	1,658,398
Shares outstanding, beginning of year	8,503,309	6,844,911
Shares outstanding, end of year	10,237,982	8,503,309

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of year	$16.20	$16.42	$13.63	$9.91	$15.70

Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.01)	0.01	0.01	(0.00	)(a)
Net realized and unrealized gains (losses) on investments	2.09	(0.21)	2.79	3.72	(5.78)
Total from investment operations	2.15	(0.22)	2.80	3.73	(5.78)

Less distributions:
From net investment income	(0.06)	—	(0.01)	(0.01)	—
From net realized gains on investments	(0.51)	—	—	—	(0.01)
Total distributions	(0.57)	—	(0.01)	(0.01)	(0.01)

Net asset value at end of year	$17.78	$16.20	$16.42	$13.63	$9.91

Total return (b)	13.3%	(1.3% )	20.5%	37.6%	(36.8%	)(c)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$191,100	$180,050	$187,913	$170,634	$132,814

Ratio of net expenses to average net assets (d)	1.48%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.35%	(0.08% )	0.04%	0.07%	(0.03%	)

Portfolio turnover rate	25%	29%	33%	58%	53%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
During the year ended December 31, 2008, the Fund received payments from the Adviser of $71,643, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03%.

(d)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56% and 1.54% for the years ended December 31, 2010, 2009 and 2008, respectively.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008
Net asset value at beginning of year	$20.67		$20.56		$16.26		$12.86		$18.94

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.06)		(0.05)		(0.02)		(0.06)
Net realized and unrealized gains (losses) on investments	3.08		0.17		4.35		3.42		(6.02)
Total from investment operations	3.04		0.11		4.30		3.40		(6.08)

Net asset value at end of year	$23.71		$20.67		$20.56		$16.26		$12.86

Total return (a)	14.7%		0.5%		26.5%		26.4%		(32.1% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$198,761		$162,072		$147,443		$115,626		$83,911

Ratio of net expenses to average net assets (b)	1.50%		1.50%		1.50%		1.50%		1.50%

Ratio of net investment loss to average net assets	(0.17%	)	(0.29%	)	(0.29%	)	(0.16%	)	(0.35% )

Portfolio turnover rate	33%		10%		25%		9%		22%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61% and 1.60% for the years ended December 31, 2010, 2009 and 2008, respectively.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of year	$12.68	$12.51	$10.77	$8.72	$11.54

Income (loss) from investment operations:
Net investment income	0.23	0.18	0.17	0.13	0.15
Net realized and unrealized gains (losses) on investments	1.51	0.40	1.74	2.05	(2.74)
Total from investment operations	1.74	0.58	1.91	2.18	(2.59)

Less distributions:
From net investment income	(0.23)	(0.18)	(0.17)	(0.13)	(0.15)
From net realized gains on investments	(0.70)	(0.23)	—	—	(0.08)
Total distributions	(0.93)	(0.41)	(0.17)	(0.13)	(0.23)

Net asset value at end of year	$13.49	$12.68	$12.51	$10.77	$8.72

Total return (a)	13.9%	4.6%	17.9%	25.3%	(22.8% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$303,909	$223,982	$127,022	$102,861	$67,102

Ratio of expenses to average net assets	0.99%	1.02%	1.06%	1.11%	1.15%

Ratio of net investment income to average net assets	1.75%	1.45%	1.52%	1.42%	1.41%

Portfolio turnover rate	37%	22%	34%	63%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008
Net asset value at beginning of year	$10.99	$10.85		$9.11	$6.47		$9.58

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.03)		0.01	(0.02)		0.03
Net realized and unrealized gains (losses) on investments	0.39	0.17		1.74	2.66		(3.11)
Total from investment operations	0.42	0.14		1.75	2.64		(3.08)

Less distributions:
From net investment income	(0.03)	—		(0.01)	—		(0.03)

Net asset value at end of year	$11.38	$10.99		$10.85	$9.11		$6.47

Total return (a)	3.8%	1.3%		19.2%	40.8%		(32.2% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$36,497	$33,727		$24,794	$16,787		$9,859

Ratio of net expenses to average net assets (b)	1.25%	1.25%		1.25%	1.25%		1.25%

Ratio of net investment income (loss) to average net assets	0.25%	(0.32%	)	0.07%	(0.25%	)	0.29%

Portfolio turnover rate	84%	101%		81%	113%		276%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.43%, 1.48%, 1.79%, 2.31% and 2.29% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$10.11	$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.05	0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	1.35	(1.13)	1.24
Total from investment operations	1.40	(1.08)	1.24

Less distributions:
From net investment income	(0.05)	(0.05)	—

Net asset value at end of period	$11.46	$10.11	$11.24

Total return (c)	13.8%	(9.6% )	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$24,236	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	1.50%	1.50%	(f)

Ratio of net investment income to average net assets	0.46%	0.58%	0.01%	(f)

Portfolio turnover rate	33%	13%	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.63%, 1.78% and 2.45%(f) for the periods ended December 31, 2012, 2011 and 2010, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of year	$10.87	$10.90	$10.48	$9.79	$10.12

Income (loss) from investment operations:
Net investment income	0.18	0.21	0.26	0.29	0.36
Net realized and unrealized gains (losses) on investments	0.32	0.15	0.43	0.69	(0.33)
Total from investment operations	0.50	0.36	0.69	0.98	0.03

Less distributions:
From net investment income	(0.18)	(0.21)	(0.26)	(0.29)	(0.36)
From net realized gains on investments	(0.15)	(0.18)	(0.01)	—	(0.00	)(a)
Total distributions	(0.33)	(0.39)	(0.27)	(0.29)	(0.36)

Net asset value at end of year	$11.04	$10.87	$10.90	$10.48	$9.79

Total return (b)	4.6%	3.3%	6.7%	10.2%	0.3%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$113,043	$92,401	$74,606	$51,788	$38,136

Ratio of net expenses to average net assets (c)	0.70%	0.70%	0.70%	0.66%	0.62%

Ratio of net investment income to average net assets	1.64%	1.96%	2.38%	2.90%	3.63%

Portfolio turnover rate	21%	27%	24%	27%	63%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.73%, 0.85%, 0.93% and 0.91% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2012:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$170,762,429	$—	$—	$170,762,429
Exchange-Traded Funds	9,334,550	—	—	9,334,550
Money Market Funds	11,161,587	—	—	11,161,587
Total	$191,258,566	$—	$—	$191,258,566

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$173,970,940	$—	$—	$173,970,940
Exchange-Traded Funds	9,294,772	—	—	9,294,772
Money Market Funds	15,838,968	—	—	15,838,968
Total	$199,104,680	$—	$—	$199,104,680

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$272,706,836	$—	$—	$272,706,836
Exchange-Traded Funds	15,163,819	—	—	15,163,819
Money Market Funds	17,389,571	—	—	17,389,571
Total	$305,260,226	$—	$—	$305,260,226

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$30,658,377	$—	$—	$30,658,377
Exchange-Traded Funds	1,816,927	—	—	1,816,927
Money Market Funds	4,105,325	—	—	4,105,325
Total	$36,580,629	$—	$—	$36,580,629

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$21,733,604	$—	$—	$21,733,604
Exchange-Traded Funds	893,125	—	—	893,125
Money Market Funds	1,640,703	—	—	1,640,703
Total	$24,267,432	$—	$—	$24,267,432

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$22,483,238	$—	$22,483,238
U.S. Government Agency Obligations	—	1,590,728	—	1,590,728
Corporate Bonds	—	54,903,953	—	54,903,953
Common Stocks	22,302,480	—	—	22,302,480
Money Market Funds	13,904,476	—	—	13,904,476
Total	$36,206,956	$78,977,919	$—	$115,184,875

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and sector or industry type. As of December 31, 2012, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities held by the Funds as of December 31, 2012. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2012:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed ordinary income	$—	$—	$1,415	$—	$—	$400
Capital loss carryforwards	—	(1,909,717)	—	(940,370)	(693,699)	—
Net unrealized appreciation	40,613,865	63,759,849	30,827,428	4,218,648	2,070,350	5,058,500
Total distributable earnings	$40,613,865	$61,850,132	$30,828,843	$3,278,278	$1,376,651	$5,058,900

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

As of December 31, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Ave Maria Growth Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
Expires December 31, 2016 - short term	$—	$588,611	$—
Expires December 31, 2017 - short term	218,750	—	—
Expires December 31, 2018 - short term	—	—	55,817
No expiration - short-term	1,690,967	351,759	518,231
No expiration - long-term	—	—	119,651
	$1,909,717	$940,370	$693,699

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 31, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, there may be a greater likelihood that a portion of the Funds’ capital loss carryforwards could expire without being utilized. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Ave Maria Catholic Values Fund utilized short-term capital loss carryforwards in the amount of $2,339,741.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2012:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$48,563,406	$64,737,387	$35,596,196	$5,033,758	$3,151,533	$5,357,708
Gross unrealized depreciation	(7,949,541)	(977,538)	(4,768,768)	(815,110)	(1,081,183)	(299,208)
Net unrealized appreciation	$40,613,865	$63,759,849	$30,827,428	$4,218,648	$2,070,350	$5,058,500
Federal income tax cost	$150,644,701	$135,344,831	$274,432,798	$32,361,981	$22,197,082	$110,126,375

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended December 31, 2012, the Ave Maria Catholic Values Fund reclassified $11,185 of distributions in excess of net realized gains against undistributed net investment income and $695 of distributions in excess of net investment income against paid-in capital; the Ave Maria Growth Fund reclassified $321,035 of net investment loss against paid-in capital; the Ave Maria Rising Dividend Fund reclassified $497 of distributions in excess of net realized gains against undistributed net investment income; the Ave Maria Opportunity Fund reclassified $200 of distributions in excess of net investment income against paid-in capital; the Ave Maria World Equity Fund reclassified $62 of distributions in excess of net investment income and $12 of net investment income due to expenses that were non-deductible for tax purposes against paid-in capital; and the Ave Maria Bond Fund reclassified $331 of distributions in excess of net realized gains against undistributed net investment income. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 through December 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
December 31, 2012	$668,511	$5,281,341	$5,949,852
December 31, 2011	$—	$—	$—
Ave Maria Rising Dividend Fund:
December 31, 2012	$4,872,601	$14,894,513	$19,767,114
December 31, 2011	$2,551,115	$3,914,949	$6,466,064
Ave Maria Opportunity Fund:
December 31, 2012	$94,090	$—	$94,090
December 31, 2011	$—	$—	$—
Ave Maria World Equity Fund:
December 31, 2012	$101,368	$—	$101,368
December 31, 2011	$101,671	$—	$101,671
Ave Maria Bond Fund
December 31, 2012	$1,717,065	$1,448,513	$3,165,578
December 31, 2011	$1,719,803	$1,416,828	$3,136,631

During the years ended December 31, 2012 and December 31, 2011, there were no distributions paid to shareholders of the Ave Maria Growth Fund.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by a Fund

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines. There were no outstanding repurchase agreements as of December 31, 2012.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2014 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. For the year ended December 31, 2012, the Adviser reduced its investment advisory fees by $67,326 with respect to the Ave Maria Opportunity Fund; reduced its investment advisory fees by $29,651 with respect to the Ave Maria World Equity Fund; and reduced its investment advisory fees by $9,941 with respect to the Ave Maria Bond Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2012, the Adviser recouped previous investment advisory fee reductions and expense reimbursements of $79,351 from the Ave Maria Catholic Values Fund, $101,846 from the Ave Maria Growth Fund and $5,691 from the Ave Maria Bond Fund. As of December 31, 2012, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Growth Fund	$10,260
Ave Maria Opportunity Fund	$247,786
Ave Maria World Equity Fund	$125,312
Ave Maria Bond Fund	$137,076

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2013	December 31, 2014	December 31, 2015
Ave Maria Growth Fund	$10,260	$—	$—
Ave Maria Opportunity Fund	$108,644	$71,816	$67,326
Ave Maria World Equity Fund	$46,665	$48,996	$29,651
Ave Maria Bond Fund	$101,299	$25,836	$9,941

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended December 31, 2012, the total expenses incurred pursuant to the Plan were $441,129, $426,892 and $153,037 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund, respectively.

3.	Investment Transactions

During the year ended December 31, 2012, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$47,403,528	$60,207,998	$145,071,133	$27,930,212	$7,852,411	$24,797,424
Proceeds from sales of investment securities	$69,181,698	$62,519,980	$98,752,250	$26,805,320	$6,886,177	$14,063,122

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of December 31, 2012, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 28.4% and 26.6%, respectively, of the value of their net assets invested in stocks within the industrials sector. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected.

6.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund,
Ave Maria World Equity Fund, and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund (the “Funds”), each a series of Schwartz Investment Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets of each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 16, 2013

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	John E. Barnds	3707 W. Maple Road, Bloomfield Hills, MI	1932	Trustee	Since 2005
	Louis C. Bosco, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	3707 W. Maple Road, Bloomfield Hills, MI	1947	Trustee	Since 1993
	Joseph M. Grace	3707 W. Maple Road, Bloomfield Hills, MI	1936	Trustee	Since 2007
Executive Officers:
*	Richard L. Platte, Jr., CFA	3707 W. Maple Road, Bloomfield Hills, MI	1951	Vice President and Secretary	Since 1993
*	Timothy S. Schwartz, CFA	3707 W. Maple Road, Bloomfield Hills, MI	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	3707 W. Maple Road, Bloomfield Hills, MI	1970	Chief Compliance Officer	Since 2010

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. George P. Schwartz is the father of Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees seven portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Cathy M. Stoner, CPA, IACCP is Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc. Prior to July 2009, she was an Audit Manager with Deloitte & Touche LLP.

AVE MARIA MUTUAL FUNDS CATHOLIC ADVISORY BOARD (Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Lou Holtz	5818 El Camino Real, Carlsbad, CA	1937	Since 2007
Lawrence Kudlow	1375 Kings Hwy. East, Suite 260, Fairfield, CT	1947	Since 2005
Thomas S. Monaghan	One Ave Maria Drive, Ann Arbor, MI	1937	Since 2001
Michael Novak	1150 17th Street, NW, Suite 1100, Washington, DC	1933	Since 2001
Fr. John Riccardo, STL	1062 Church St., Plymouth, MI	1965	Since 2011
Paul R. Roney	One Ave Maria Drive, Ann Arbor, MI	1957	Since 2001
Phyllis Schlafly	7800 Bonhomme, St. Louis, MO	1924	Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the host of CNBC’s “The Kudlow Report” and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Michael Novak is a theologian, author, and former U.S. ambassador. He is the George Frederick Jewett Chair (emeritus) in Religion, Philosophy, and Public Policy at the American Enterprise Institute.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Additional information regarding the Funds’ Trustees, executive officers and Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2012) and held until the end of the period (December 31, 2012).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,057.60	$7.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.35

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.45% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,054.20	$7.75
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	$7.61

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,075.70	$5.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	$4.98

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,011.50	$6.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	$6.34

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,098.20	$7.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	$7.61

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,022.20	$3.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.62	$3.56

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends paid by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund and distributions from net realized gains made by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund during the fiscal year end December 31, 2012. On December 28, 2012, the Ave Maria Catholic Values Fund declared and paid a ordinary income dividend and a long-term capital gain distribution of $0.0641 and $0.5064 per share, respectively, the Ave Maria Rising Dividend Fund declared and paid a long-term capital gain distribution of $0.7003 per share, the Ave Maria Opportunity Fund declared and paid an ordinary income dividend of $0.0294 per share, the Ave Maria World Equity Fund declared and paid an ordinary income dividend of $0.0481 per share, and the Ave Maria Bond Fund declared and paid both a short-term capital gain distribution and a long-term capital gain distribution of $0.0045 and $0.1442 per share, respectively. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.2332 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.1811 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distributions of $0.5064, $0.7003 and $0.1442 for the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, respectively, and a percentage (100%, 100%, 100%, 100% and 39.76%) of the ordinary income dividends paid for the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 15%. Early in 2013, as required by federal regulations, shareholders received notification of their portion of the Funds’ taxable gain distribution, if any, paid during the 2012 calendar year.

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

5060 Annunciation Circle
Suite 101
Ave Maria, FL 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph M. Grace.  Mr. Grace is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $133,875 and $131,250 with respect to the registrant’s fiscal years ended December 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $15,400 and $14,800 with respect to the registrant’s fiscal years ended December 31, 2012 and 2011, respectively.  The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2012 and 2011, aggregate non-audit fees of $15,400 and $14,800, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  During the fiscal years ended December 31, 2012 and 2011, aggregate non-audit fees of $11,220 and $11,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s Committee of Independent Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	February 25, 2013

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	February 25, 2013

* Print the name and title of each signing officer under his or her signature.